UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

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Exchange Act of 1934 (Amendment No.     )

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EchoStar Communications Corporation

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August 24, 2005
DEAR SHAREHOLDER:
     It is a pleasure for me to extend to you an invitation to attend the 2005 Annual Meeting of Shareholders of EchoStar Communications Corporation. The Annual Meeting will be held on Thursday, October 6, 2005, at 10:00 a.m., local time, at EchoStar’s headquarters located at 9601 S. Meridian Blvd., Englewood, Colorado 80112.
     The enclosed Notice of 2005 Annual Meeting of Shareholders and Proxy Statement describe the proposals to be considered and voted on at the Annual Meeting. During the Annual Meeting, we also will review EchoStar’s operations and other items of general interest regarding the corporation.
     We hope that all shareholders will be able to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting personally, it is important that you be represented. To ensure that your vote will be received and counted, please promptly complete, date and return your proxy card in the enclosed return envelope.
     On behalf of the Board of Directors and senior management of EchoStar, I would like to express our appreciation for your support and interest in the corporation. I look forward to seeing you at the Annual Meeting.

Charles W. Ergen
Chairman and Chief Executive Officer
9601 S. Meridian Blvd. • Englewood, Colorado 80112 • Tel: (303) 723-1000 • Fax: (303) 723-1999

NOTICE OF 2005 ANNUAL MEETING OF SHAREHOLDERS
To The Shareholders Of Echostar Communications Corporation:
     The Annual Meeting of Shareholders of EchoStar Communications Corporation will be held on Thursday, October 6, 2005, at 10:00 a.m., local time, at our headquarters located at 9601 S. Meridian Blvd., Englewood, Colorado 80112, to consider and vote upon:
1.	Election of the members of the Board of Directors;

2.	Ratification of the appointment of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2005;

3.	Amendment and restatement of our 1999 Stock Incentive Plan;

4.	Amendment and restatement of our 2001 Nonemployee Director Stock Option Plan;

5.	A shareholder proposal to amend our equal opportunity policy; and

6.	Any other business that may properly come before the Annual Meeting or any adjournment or postponement of the meeting.
     You may vote on these matters in person or by proxy. Whether or not you plan to attend the Annual Meeting, we ask that you vote by one of the following methods to ensure that your shares will be represented at the meeting in accordance with your wishes:
•	Vote by telephone, or electronically through the Internet, by following the instructions included with your proxy card; or

•	Vote by mail, by promptly completing and returning the enclosed proxy card in the enclosed addressed stamped envelope.
     Only shareholders of record at the close of business on August 8, 2005 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment of the meeting. We anticipate first mailing our proxy statement and proxy card on or about August 24, 2005.
By Order of the Board of Directors

DAVID K. MOSKOWITZ
Executive Vice President, General Counsel,
Corporate Secretary and Director
August 24, 2005
9601 S. Meridian Blvd. • Englewood, Colorado 80112 • Tel: (303) 723-1000 • Fax: (303) 723-1999

PROXY STATEMENT
OF
ECHOSTAR COMMUNICATIONS CORPORATION
GENERAL INFORMATION
     This Proxy Statement and the accompanying proxy are being furnished to you in connection with the 2005 Annual Meeting of Shareholders (the “Annual Meeting”) of EchoStar Communications Corporation (“EchoStar,” “we,” “us,” “our” or the “Corporation”). The Annual Meeting will be held on Thursday, October 6, 2005, at 10:00 a.m., local time, at our headquarters located at 9601 S. Meridian Blvd., Englewood, Colorado 80112.
     This Proxy Statement is being sent or provided to holders of record at the close of business on August 8, 2005 of our Class A Common Stock (the “Class A Shares”) and Class B Common Stock (the “Class B Shares”).
     Your proxy is being solicited by our Board of Directors (the “Board” or “Board of Directors”). It may be revoked by written notice given to our Secretary at our principal executive office at any time before being voted. To vote by proxy, please complete the accompanying proxy card and return it to us as instructed in the proxy card. Proxies that are properly delivered to us before the closing of the polls during the Annual Meeting and not revoked will be voted for the proposals described in this Proxy Statement in accordance with the instructions set forth on the proxy card. The Board is currently not aware of any matters proposed to be presented at the Annual Meeting other than the election of directors, the ratification of KPMG LLP as our independent auditors for the fiscal year 2005, the amendment and restatement of our 1999 Stock Incentive Plan, the amendment and restatement of our 2001 Nonemployee Director Stock Option Plan, and a shareholder proposal to amend our equal opportunity policy. If any other matter is properly presented at the Annual Meeting, the persons named in the accompanying proxy card will have discretionary authority to vote on that matter in accordance with their best judgment. Your presence at the Annual Meeting does not of itself revoke your proxy.
Attendance at the Meeting
     All of our shareholders of record at the close of business on August 8, 2005, or their duly appointed proxies, may attend the Annual Meeting. Seating is limited, however, and admission to the Annual Meeting will be on a first-come, first-served basis. Registration and seating will begin at 9:30 a.m., local time, and the Annual Meeting will begin at 10:00 a.m., local time. Each shareholder may be asked to present their admission ticket, which is attached to the accompanying proxy card, together with a valid government issued photo identification confirming their identity as a shareholder of record, such as a driver’s license or passport. Cameras, recording devices, and other electronic devices will not be permitted at the Annual Meeting.
     If your shares are held by a broker, bank, or other nominee (often referred to as holding in “street name”) and you desire to attend the Annual Meeting, you will need to bring a legal proxy or a copy of a brokerage or bank statement reflecting your share ownership as of the record date, August 8, 2005. All shareholders must check in at the registration desk at the Annual Meeting.
Securities Entitled to Vote
     Only shareholders of record at the close of business on August 8, 2005 are entitled to notice of the Annual Meeting and to vote their shares at the Annual Meeting. At the close of business on that date, 213,097,752 Class A Shares and 238,435,208 Class B Shares were outstanding. Each of the Class A Shares is entitled to one vote per share on each proposal to be considered by our shareholders. Each of the Class B Shares is entitled to ten votes per share on each proposal to be considered by our shareholders.
Vote Required
     In accordance with our Amended and Restated Articles of Incorporation (our “Articles of Incorporation”), the presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the total voting power of all classes of our voting stock taken together shall constitute a quorum for the transaction of business at the Annual Meeting.

     The affirmative vote of a plurality of the total votes cast for directors at the Annual Meeting is necessary to elect a director. No cumulative voting is permitted. The affirmative vote of a majority of the voting power represented at the Annual Meeting is required to approve the ratification of the appointment of KPMG LLP as our independent auditors, the amendment and restatement of our 1999 Stock Incentive Plan, the amendment and restatement of our 2001 Nonemployee Director Stock Option Plan, and the proposal to amend our equal opportunity policy.
     The total number of votes cast “for” will be counted for purposes of determining whether sufficient affirmative votes have been cast to elect each director or ratify the auditors. Abstentions from voting on a proposal by a shareholder at the Annual Meeting, as well as broker nonvotes, will be considered for purposes of determining the number of total votes present at the Annual Meeting. Abstentions will have the same effect as votes “against” the ratification of the appointment of KPMG LLP as our independent auditors. However, abstentions will not be counted as “against” or “for” the election of directors, the amendment and restatement of our 1999 Stock Incentive Plan, the amendment and restatement of our 2001 Nonemployee Director Stock Option Plan, or the proposal to amend our equal opportunity policy. Broker nonvotes will not be considered in determining the ratification of the appointment of KPMG LLP as our independent auditors, the election of directors, the amendment and restatement of our 1999 Stock Incentive Plan, the amendment and restatement of our 2001 Nonemployee Director Stock Option Plan, or the proposal to amend our equal opportunity policy.
     Through his direct or indirect ownership of Class A Shares and Class B Shares, Charles W. Ergen, our Chairman of the Board and Chief Executive Officer, possesses approximately 92% of our total voting power. Mr. Ergen has stated that he will vote: (1) for the election of each of the nominee directors, (2) for the ratification of the appointment of KPMG LLP as our independent auditors, (3) for the amendment and restatement our 1999 Stock Incentive Plan, (4) for the amendment and restatement of our 2001 Nonemployee Director Stock Option Plan and (5) against the proposal to amend our equal opportunity policy. Accordingly, the election of each of the director nominees, the ratification of the appointment of KPMG LLP as our independent auditors, the approval of our amendment and restatement of our 1999 Stock Incentive Plan, the approval of our amendment and restatement our 2001 Nonemployee Director Stock Option Plan, and the rejection of the proposal to amend our equal opportunity policy are assured notwithstanding a contrary vote by any or all shareholders other than Mr. Ergen.
Householding
     We have adopted a procedure approved by the Securities and Exchange Commission (“SEC”) called “householding.” Under this procedure, service providers that deliver our communications to shareholders may deliver a single copy of our Annual Report and Proxy Statement to multiple shareholders sharing the same address, unless one or more of these shareholders notifies us that they wish to continue receiving individual copies. Shareholders who participate in householding will continue to receive separate proxy cards. This householding procedure will reduce our printing costs and postage fees.
     We will deliver promptly upon written or oral request a separate copy of our Annual Report or Proxy Statement, as applicable, to a shareholder at a shared address to which a single copy of the documents was delivered. Please notify our transfer agent at the address provided below to receive a separate copy of our Annual Report or Proxy Statement.
     If you are eligible for householding, but you and other shareholders with whom you share an address currently receive multiple copies of our annual reports and/or proxy statements, or if you hold stock in more than one account, and in either case you wish to receive only a single copy of our Annual Report or Proxy Statement for your household, please contact our transfer agent, Computershare Investor Services, at 350 Indiana Street, Suite 800, Golden, CO 80401, telephone number 303-262-0600.
Our Mailing Address
     Our mailing address is 9601 S. Meridian Blvd., Englewood, Colorado 80112.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS
Nominees
     Our shareholders will elect a board of nine directors at the Annual Meeting. Each of the directors is expected to hold office until the next annual meeting of our shareholders or until their respective successors shall be duly elected and qualified. The affirmative vote of a plurality of the total votes cast for directors is necessary to elect a director. This means that the nine nominees who receive the most votes will be elected to the nine open directorships even if they get less than a majority of the votes cast. Each nominee has consented to their nomination and has advised us that they intend to serve the entire term if elected.
     The nominees for director are as follows:

Name	Age	First Became Director	Position with the Corporation
James DeFranco	52	1980	Director and Executive Vice President
Michael T. Dugan	56	2004	Director and Senior Advisor
Cantey Ergen	50	2001	Director and Employee
Charles W. Ergen	52	1980	Chairman of the Board of Directors and Chief Executive Officer
Steven R. Goodbarn	48	2002	Director
David K. Moskowitz	47	1998	Director, Executive Vice President, General Counsel and Secretary
Tom A. Ortolf	54	2005	Director
C. Michael Schroeder	56	2003	Director
Carl E. Vogel	47	2005	Director and Vice Chairman
     The following sets forth the business experience of each of the nominees over the last five years:
     James DeFranco. Mr. DeFranco is one of our Executive Vice Presidents and has been one of our vice presidents and a member of the Board since our formation. During the past five years he has held various executive officer and director positions with our subsidiaries. Mr. DeFranco co-founded EchoStar with Charles W. Ergen and his wife Cantey Ergen in 1980.
     Michael T. Dugan. Mr. Dugan is currently a senior advisor to us. Before being elected to the Board in 2004, he was our President and Chief Operating Officer. In that capacity, Mr. Dugan had been responsible for, among other things, all operations except legal, finance and accounting at EchoStar. Until April 2000, Mr. Dugan had been President of EchoStar Technologies Corporation. Previously he was the Senior Vice President of the Consumer Products Division of EchoStar. Mr. Dugan has been employed with the Corporation since 1990 and has previously served as one of our directors.
     Cantey Ergen. Mrs. Ergen has served on the Board since May 2001 and has had a variety of operational responsibilities with us over the past 25 years. Mrs. Ergen has served on the board of trustees of The Children’s Hospital of Denver since 2001 and served on the board of trustees of The Children’s Hospital Foundation of Denver during 2000. She has also served on the advisory board of the Girl Scouts USA Mile Hi Council based in Denver since 2000. Mrs. Ergen co-founded EchoStar with her husband Charles W. Ergen and James DeFranco in 1980.
     Charles W. Ergen. Mr. Ergen has been our Chairman of the Board and Chief Executive Officer since our formation. During the past five years he has also held various executive officer and director positions with our subsidiaries. Mr. Ergen co-founded EchoStar with his wife Cantey Ergen and James DeFranco in 1980.
     Steven R. Goodbarn. Mr. Goodbarn joined the Board in December 2002 and is a member of our Executive Compensation Committee and Audit Committee, where he serves as our “audit committee financial expert.” Since July 2002, Mr. Goodbarn has served as director and president of Secure64 Software Corporation, a company he co-founded. Mr. Goodbarn was chief financial officer of Janus Capital Corporation from 1992 until late 2000. During that time, he was a member of the executive committee and served on the board of directors of many Janus corporate and investment entities. Until September 2003, Mr. Goodbarn also served as a director of Nighthawk Systems. Mr. Goodbarn is a CPA and spent 12 years at Price Waterhouse prior to joining Janus.

     David K. Moskowitz. Mr. Moskowitz is one of our Executive Vice Presidents and our Secretary and General Counsel. Mr. Moskowitz joined us in March 1990. He was elected to the Board in 1998. Mr. Moskowitz is responsible for all of our legal affairs and performs certain business functions for us and our subsidiaries.
     Tom A. Ortolf. Mr. Ortolf joined the Board in May 2005 and is a member of our Executive Compensation Committee and Audit Committee. Mr. Ortolf has been the President of Colorado Meadowlark Corp., a privately held investment management firm, for more then ten years. From 1988 until 1991, Mr. Ortolf served as our President and Chief Operating Officer.
     C. Michael Schroeder. Mr. Schroeder has served on the Board since November 2003 and is a member of our Audit Committee and Executive Compensation Committee. In 1981, Mr. Schroeder founded Consumer Satellite Systems, Inc. (CSS), which he grew to encompass a 10 state distribution system operating in a region ranging from Wisconsin to Florida. CSS served retailers selling satellite systems, televisions and a range of consumer electronics products. Mr. Schroeder also founded a programming division that grew to serve over 400,000 subscribers.
     Carl E. Vogel. Mr. Vogel has served on the Board since May 2005 and became a full-time employee in June 2005 serving as our Vice Chairman. From 2001 until 2005, Mr. Vogel served as the President and CEO of Charter Communications Inc., a publicly-traded company providing cable television and broadband services to approximately six million customers. Prior to joining Charter, Mr. Vogel worked as an executive officer in various capacities for the companies affiliated with Liberty Media Corporation. Mr. Vogel was one of our executive officers from 1994 until 1997, including serving as our President from 1995 until 1997.
     Charles W. Ergen, our Chairman and Chief Executive Officer, possesses more than 91.8% of our total voting power. Mr. Ergen has indicated his intention to vote in favor of Proposal No. 1. Accordingly, approval of Proposal No. 1 is assured notwithstanding a negative vote by shareholders other than Mr. Ergen.
     The Board of Directors unanimously recommends a vote FOR the election of all of the nominees named herein (Item No. 1 on the enclosed proxy card).
Board of Directors and Committees and Selection Process
     Our Board held eight meetings in 2004 and also took action by unanimous written consent on eleven occasions during the year. Each director attended at least 75% of the aggregate of: (i) the total number of meetings of the Board held during the period in which he was a director, and (ii) the total number of meetings held by all committees of the Board on which he served.
     Directors are elected annually and serve until their successors are duly elected and qualified. Officers serve at the discretion of the Board.
     We are a “controlled company” within the meaning of the NASDAQ Marketplace Rules because more than 50% of our voting power is held by Charles W. Ergen, our Chairman and Chief Executive Officer. Please see “Equity Security Ownership” below. Therefore, we are not subject to the NASDAQ listing requirements that would otherwise require us to have (i) a Board of Directors comprised of a majority of independent directors; (ii) compensation of our executive officers determined by a majority of the independent directors or a compensation committee composed solely of independent directors; and (iii) director nominees selected, or recommended for the Board’s selection, either by a majority of the independent directors or a nominating committee composed solely of independent directors. Nevertheless, the Corporation has created an Executive Compensation Committee (the “Compensation Committee”) and a Nominating Committee, in addition to an Audit Committee, all of which are composed entirely of independent directors. We established our Compensation and Audit Committees in October 1995 and our Nominating Committee in August 2005. The function and authority of these committees is described below:
     Compensation Committee. The Compensation Committee operates under a Compensation Committee Charter adopted by the Board. The principal functions of the Compensation Committee are to the extent the Board deems necessary or appropriate: (i) make and approve all option grants and other issuances of EchoStar’s equity securities to EchoStar’s executive officers and Board members other than nonemployee directors; (ii) approve all other option grants and issuances of EchoStar’s equity securities, and recommend that the full Board make and approve such grants and issuances; (iii) establish in writing all performance goals for performance-based compensation, which together with other compensation to senior executive officers could exceed $1 million annually, other than standard Stock Incentive Plan options that may be paid to EchoStar’s executive officers, and certify achievement of such goals prior to payment; and (iv) set the compensation of the Chairman and Chief Executive Officer. The Compensation Committee held eleven meetings and took action by unanimous written consent on four occasions during 2004. The current members of the Compensation Committee are Mr. Raymond L. Friedlob, Mr. Goodbarn, Mr. Ortolf and Mr. Schroeder. Following our Annual Meeting, it is expected that the Compensation Committee will consist of our three continuing outside directors, Mr. Ortolf, Mr. Goodbarn and Mr. Schroeder. Mr. Friedlob will cease to be a member of the Compensation Committee when his term as a director expires at the Annual Meeting.
     Audit Committee. Our Board has a separately-designated standing Audit Committee established in accordance with NASDAQ rules. The Audit Committee operates under an Audit Committee Charter adopted by the Board. The principal functions of the Audit Committee are to: (i) select the independent auditors and set their compensation; (ii) select the internal auditor; (iii) review and approve management’s plan for engaging our independent auditors during the year to perform non-audit services and consider what effect these services will have on the independence of our independent auditors; (iv) review our annual financial statements and other financial reports which require approval by the Board; (v) oversee the integrity of our financial statements, our systems of disclosure and internal controls, and our compliance with legal and regulatory requirements; (vi) review the scope of our independent auditors’ audit plans and the results of their audits and (vii) evaluate the performance of our internal audit function and independent auditors.
     The Audit Committee met nine times and took action by unanimous written consent on eight occasions during 2004. The current members of the Audit Committee are Mr. Friedlob, Mr. Goodbarn, Mr. Ortolf and Mr. Schroeder. Each of these individuals meets the independence requirements of NASDAQ and applicable SEC rules and regulations. The Audit Committee and the Board have determined that each member of our Audit Committee is financially literate and that Mr. Goodbarn qualifies as an “audit committee financial expert” as defined by applicable SEC rules. Following our Annual Meeting, it is expected that the Audit Committee will consist of our three continuing outside directors, Mr. Goodbarn, Mr. Ortolf and Mr. Schroeder, with Mr. Goodbarn continuing as the “audit committee financial expert.” Mr. Friedlob will cease to be a member of the Audit Committee when his term as a director expires at the Annual Meeting.
     Nominating Committee. The principal function of the Nominating Committee is to recommend independent director nominees for consideration by the Board to fill the number of independent director positions established by resolution of the Board from time to time. Our charter for the Nominating Committee is available free of charge on our website at http://www.echostar.com. The Nominating Committee was created by our Board of Directors in August 2005 and therefore did not hold any meetings or take action by unanimous written consent during 2004. The current members of the Nominating Committee are Mr. Goodbarn, Mr. Ortolf and Mr. Schroeder. Each of these individuals meets the independence requirements of NASDAQ.
     The Nominating Committee will consider candidates suggested by its members, other directors, senior management and shareholders as appropriate. Since the Nominating Committee was not created until August of 2005, no search firms or other advisors were retained in the past fiscal year. The Nominating Committee has not adopted a written policy with respect to the consideration of candidates proposed by security holders or with respect to nominating anyone to our Board other than nonemployee directors. Director candidates, whether recommended by the Nominating Committee, other directors, senior management or shareholders are currently considered by the Nominating Committee and the Board, as applicable, in light of the entirety of their credentials, including but not limited to the following factors:
•	their reputation and character;

•	their ability and willingness to devote sufficient time to Board duties;

•	their educational background;

•	their business and professional achievements, experience and industry background;

•	their independence from management under listing standards and the Corporation’s governance guidelines; and

•	the needs of the Board and the Corporation.
Other Information about our Board of Directors
     We provide an informal process for shareholders to send communications to our Board. Shareholders who wish to contact the Board or any of its members may do so by writing to EchoStar Communications Corporation, Attn: Board of Directors, 9601 S. Meridian Blvd., Englewood, Colorado 80112. At the direction of the Board of Directors, all mail received will be opened and screened for security purposes. Correspondence directed to an individual Board member is referred to that member. Correspondence not directed to a particular Board member is referred to our General Counsel, Mr. Moskowitz.
     Although we do not have a policy with regard to Board members’ attendance at our annual meetings of shareholders, all of our directors are encouraged to attend such meetings. All of our directors were in attendance at our 2004 Annual Meeting.
Equity Security Ownership
     The following table sets forth, to the best of our knowledge, the beneficial ownership of our voting securities as of the close of business on August 8, 2005 by: (i) each person known by us to be the beneficial owner of more than five percent of any class of our voting securities; (ii) each of our directors; (iii) our chief executive officer and four other most highly compensated persons acting as one of our executive officers at the end of 2004 (collectively, the “Named Executive Officers”); and (iv) all of our directors and executive officers as a group. Unless otherwise indicated, each person listed in the following table (alone or with family members) has sole voting and dispositive power over the shares listed opposite such person’s name.

	Amount and Nature
	of Beneficial
Name (1)	Ownership	Percentage of Class
Class A Common Stock (2):
Charles W. Ergen (3), (4), (18), (19)	241,476,511	53.4%
Cantey Ergen (5), (18), (19)	240,876,511	53.4%
FMR Corp. (6)	31,964,888	15.0%
James DeFranco (7), (18)	7,354,071	3.5%
Michael R. Kelly (8), (18)	1,026,734	*
David K. Moskowitz (9), (18)	812,095	*
Michael T. Dugan (10), (18)	720,938	*
Mark Jackson (11), (18)	364,389	*
Steven B. Schaver (13), (18)	70,764	*
Tom A. Ortolf (12), (18)	70,000	*
Raymond L. Friedlob (14), (18)	43,000	*
C. Michael Schroeder (15), (18)	33,600	*
Steven R. Goodbarn (16), (18)	26,500	*
Carl E. Vogel (17), (18)	160	*
All Directors and Executive Officers as a Group (17 persons) (18), (19)	252,233,939	55.5%
Class B Common Stock:
Charles W. Ergen	238,435,208	100.0%
Cantey Ergen	238,435,208	100.0%
All Directors and Executive Officers as a Group (17 persons)	238,435,208	100.0%

*	Less than 1%.

(1)	Except as otherwise noted below, the address of each such person is 9601 S. Meridian Blvd., Englewood, Colorado 80112. As of the close of business on August 8, 2005, there were 213,097,752 outstanding shares of Class A Common Stock and 238,435,208 shares of Class B Common Stock.

(2)	The following table sets forth, to the best knowledge of the Corporation, the actual ownership of the Corporation’s Class A Common Stock (including options exercisable within 60 Days) as of the close of business on August 8, 2005 by: (i) each person known by the Corporation to be the beneficial owner of more than five percent of any class of the Corporation’s voting Shares; (ii) each director or director nominee of the Corporation; (iii) each Named Executive Officer; and (iv) all directors and executive officers as a group:

	Amount and Nature
	of Beneficial
Name	Ownership	Percentage of Class
Class A Common Stock:
FMR Corp.	31,964,888	15.0%
James DeFranco	7,354,071	3.5%
Charles W. Ergen	3,041,303	1.4%
Cantey Ergen	2,441,303	1.2%
Michael R. Kelly	1,026,734	*
David K. Moskowitz	812,095	*
Michael T. Dugan	720,938	*
Mark Jackson	364,389	*
Steven B. Schaver	70,764	*
Tom A. Ortolf	70,000	*
Raymond L. Friedlob	43,000	*
C. Michael Schroeder	33,600	*
Steven R. Goodbarn	26,500	*
Carl E. Vogel	160	*
All Directors and Executive Officers as a Group (17 persons)	13,798,731	6.4%

*	Less than 1%.

(3)	Mr. Ergen beneficially owns all of the EchoStar Class A common stock owned by his spouse, Mrs. Ergen. Mr. Ergen’s beneficial ownership includes: (i) 213,902 Class A shares; (ii) 18,261 Class A Shares held in EchoStar’s 401(k) Employee Savings Plan (the “401(k) Plan”); (iii) the right to acquire 600,000 Class A Shares within 60 days upon the exercise of employee stock options; (iv) 110 Class A shares held by Mr. Ergen’s spouse, Cantey Ergen; (v) 821 Class A Shares held in the 401(k) Plan held by Mr. Ergen’s spouse, Cantey Ergen; (vi) 16,800 Class A Shares held as custodian for his children, (vii) 350,000 Class A Shares held as a trustee; and (viii) 238,435,208 Class A Shares issuable upon conversion of Mr. Ergen’s Class B Shares.

(4)	The percentage of total voting power held by Mr. Ergen is approximately 92% after giving effect to the exercise of Mr. Ergen’s options exercisable within 60 days.

(5)	Mrs. Ergen beneficially owns all of the EchoStar Class A common stock owned by her spouse, Mr. Ergen, except for Mr. Ergen’s right to acquire 600,000 Class A Shares within 60 days upon the exercise of employee stock options.

(6)	As known to the Corporation pursuant to a Schedule 13G/A filed on February 15, 2005. The address of FMR Corp. is 82 Devonshire Street, Boston, Massachusetts 02109.

(7)	Mr. DeFranco’s beneficial ownership includes: (i) 4,765,202 Class A shares; (ii) 18,261 Class A Shares held in the 401(k) Plan; (iii) the right to acquire 264,000 Class A Shares within 60 days upon the exercise of employee stock options; (iv) 56,608 Class A Shares held as custodian for his minor children; and (v) 2,250,000 Class A Shares controlled by Mr. DeFranco as general partner of a partnership.

(8)	Mr. Kelly’s beneficial ownership includes: (i) 151,010 Class A shares; (ii) 440 Class A Shares held in the 401(k) Plan; (iii) the right to acquire 864,000 Class A Shares within 60 days upon the exercise of employee stock options; (iv) 3,000 Class A Shares held as custodian for his minor children; (v) 3,500 Class A Shares held in the names of his children; and (vi) 4,784 Class A Shares held in the employee stock purchase plan.

(9)	Mr. Moskowitz’s beneficial ownership includes: (i) 509,970 Class A shares; (ii) 17,453 Class A Shares held in the 401(k) Plan; (iii) the right to acquire 242,176 Class A Shares within 60 days upon the exercise of employee stock options; (iv) 1,328 Class A Shares held as custodian for his minor children; (v) 8,184 Class A Shares held as trustee for Mr. Ergen’s children; and (vi) 32,984 Class A Shares held by a charitable foundation for which Mr. Moskowitz is a member of the Board of Directors.

(10)	Mr. Dugan’s beneficial ownership includes: (i) 110,350 Class A shares; (ii) 17,774 Class A Shares held in the 401(k) Plan; and (iii) the right to acquire 592,814 Class A Shares within 60 days upon the exercise of employee stock options.

(11)	Mr. Jackson’s beneficial ownership includes: (i) 350 Class A shares; (ii) 12,039 Class A Shares held in the 401(k) Plan; and (iii) the right to acquire 352,000 Class A Shares within 60 days upon the exercise of employee stock options.

(12)	Mr. Ortolf’s beneficial ownership includes: (i) 60,000 Class A shares owned by a partnership in which he is a partner, and (ii) the right to acquire 10,000 Class A Shares within 60 days upon the exercise of nonemployee director stock options.

(13)	Mr. Schaver’s beneficial ownership includes: (i) 30,350 Class A shares; (ii) 16,414 Class A Shares held in the 401(k) Plan; and (iii) the right to acquire 24,000 Class A Shares within 60 days upon the exercise of employee stock options.

(14)	Mr. Friedlob’s beneficial ownership includes: (i) 28,000 Class A shares owned by his spouse; and (ii) the right to acquire 15,000 Class A Shares within 60 days upon the exercise of nonemployee director stock options.

(15)	Mr. Schroeder’s beneficial ownership includes: (i) 13,600 Class A shares; and (ii) the right to acquire 20,000 Class A Shares within 60 days upon the exercise of nonemployee director stock options.

(16)	Mr. Goodbarn’s beneficial ownership includes: (i) 1,500 Class A shares; and (ii) the right to acquire 25,000 Class A Shares within 60 days upon the exercise of nonemployee director stock options.

(17)	Mr. Vogel’s beneficial ownership includes 160 Class A shares.

(18)	Class A and Class B Common Stock beneficially owned by both Mr. and Mrs. Ergen is only included once in calculating the aggregate number of shares owned by directors and executive officers as a group. Includes: (i) 5,834,584 Class A shares; (ii) 106,560 Class A Shares held in the 401(k) Plan; (iii) the right to acquire 3,228,990 Class A Shares within 60 days upon the exercise of employee stock options; (iv) 2,310,000 Class A Shares held in a partnership; (v) 238,435,208 Class A Shares issuable upon conversion of Class B Shares; (vi) 439,420 Class A Shares held in the name of, or in trust for, children and other family members; (vii) 32,984 Class A Shares held by a charitable foundation for which Mr. Moskowitz is a member of its board of directors; and (viii) 4,784 Class A Shares held in the employee stock purchase plan.

(19)	The number of shares shown for each of Mr. and Mrs. Ergen includes 1,841,409 Class A Shares over which Mr. and Mrs. Ergen have voting power as Trustee for EchoStar’s 401(k) Plan. These shares are also beneficially owned through investment power by each individual 401(k) Plan participant. The Class A Shares individually owned by each of the Named Executive Officers through their participation in the 401(k) Plan are included in each respective Named Executive Officer’s information above.
Section 16(a) Beneficial Ownership Reporting Compliance
     Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires our directors, officers and holders of more than 10% of our common stock to file reports with the SEC regarding their ownership and changes in ownership of our equity securities. We believe that during the 2004 fiscal year, our directors, officers and 10% shareholders complied with all Section 16(a) filing requirements, with the exception of the following inadvertent late reports attributed to the implementation of the expedited and electronic filings requirements of the Sarbanes-Oxley Act of 2002: Mr. DeFranco filed two late Form 4 filings; Mr. and Mrs. Ergen filed two late Form 4 filings; Mr. Friedlob filed one late Form 4 filing; Mr. Goodbarn filed one late Form 4 filing; Mr. Moskowitz filed two late Form 4 filings; Mr. Paul Orban, our vice president and corporate controller, filed two late Form 4 filings; Mr. John Scarborough, a former executive officer, filed one late Form 4 filing; and Mr. Schroeder filed one late Form 4 filing. Each late Form 4 reported above related to a single late transaction or a single series of related transactions. In making these statements, we have relied upon examination of copies of Forms 3, 4 and 5 provided to us and the written representations of our directors and officers.

EXECUTIVE COMPENSATION AND OTHER INFORMATION
Executive Compensation Summary
     Our executive officers are compensated by certain of our subsidiaries. The following table sets forth the cash and noncash compensation for the fiscal years ended December 31, 2004, 2003 and 2002 for the Named Executive Officers.
Summary Compensation Table

					Long-Term
					Compensation Awards
					Securities
Name and Principal				Other Annual	Underlying Options	All Other
Position	Year	Salary	Bonus (1)	Compensation	(#) (2)	Compensation (3)
Charles W. Ergen	2004	$308,846	$—	—	900,000	$231,948
Chairman and Chief Executive	2003	283,847	—	—	100,000	59,102
Officer	2002	250,006	375,000	—	—	91,795

David K. Moskowitz	2004	$258,850	$150,000	—	200,000	$6,000
Executive Vice President,	2003	235,393	—	—	100,000	6,000
Director, General Counsel and Secretary	2002	208,462	93,750	—	—	2,000

Steven B. Schaver	2004	$259,057	—	—	80,000	$5,000
President	2003	241,432	—	—	20,000	6,555
EchoStar International Corporation	2002	208,463	—	—	—	2,245

Michael Kelly	2004	$254,256	—	—	200,000	$6,000
Executive Vice President	2003	226,970	—	—	60,000	6,000
DISH Network Service LLC and Customer Service Operations	2002	208,462	—	—	—	2,000

Mark Jackson	2004	$247,348	—	—	200,000	$5,000
President	2003	210,341	—	—	20,000	5,765
EchoStar Technologies Corporation	2002	192,693	—	—	—	2,000

(1)	A portion of the bonuses included in each year were earned in that year, but not paid until the following year.

(2)	During the year ended December 31, 2002, there were no stock options granted to the Named Executive Officers.

(3)	“All Other Compensation” for all of the Named Executive Officers includes amounts contributed pursuant to our 401(k) matching program and our profit sharing program. With respect to Mr. Schaver, “All Other Compensation” also includes tax preparation payments made in 2003 and 2002. With respect to Mr. Ergen, “All Other Compensation” also includes his personal use of corporate aircraft in the amount of $205,428, $33,132, and $70,750, for 2004, 2003 and 2002, respectively, and tax preparation payments in each year. We calculated the value of Mr. Ergen’s personal use of the corporate aircraft based upon the incremental cost of such usage to the Corporation.

Stock Option Grants, Exercises and Year-end Values for Fiscal 2004
     The following table sets forth information regarding options to purchase Class A Shares granted to the Named Executive Officers during fiscal 2004. As of December 31, 2004, we did not have any outstanding stock appreciation rights. The amounts shown for each Named Executive Officer below as potential realizable values are based entirely on hypothetical annualized rates of stock appreciation of five percent and ten percent compounded over the full ten-year terms of the options. There can be no assurance that the Named Executive Officers will receive the potential realizable values shown in this table.
Option Grants in Fiscal 2004

	Number of		Percent of Total			Potential Realizable Value at Assumed
	Securities		Options Granted			Annual Rates of Stock Price
	Underlying Options		to	Exercise Price		Appreciation for Option Term
	Granted		Employees in	Per Share	Expiration	Five Percent	Ten Percent
Name	(#)		Fiscal Year	($/Sh)	Date	($)	($)

Charles W. Ergen	500,000	(1)	11.84%	$33.25	12/31/09	4,593,181	10,149,729
	400,000	(2)	9.47%	$30.75	06/30/14	7,735,404	19,603,032
David K. Moskowitz	200,000	(2)	4.74%	$30.75	06/30/14	3,867,702	9,801,516
Steven B. Schaver	80,000	(2)	1.89%	$30.75	06/30/14	1,547,080	3,920,606
Michael Kelly	200,000	(2)	4.74%	$30.75	06/30/14	3,867,702	9,801,516
Mark Jackson	200,000	(2)	4.74%	$30.75	06/30/14	3,867,702	9,801,516

(1)	The options were immediately exercisable.

(2)	The options vest at 20% per year over five years.
     The following table lists option exercises and the 2004 fiscal year end option values for the Named Executive Officers:
Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

	Number of		Number of Securities
	Shares		Underlying Unexercised		Value of Unexercised
	Acquired	Value	Options at		In-the-Money Options at
	on Exercise	Realized(1)	December 31, 2004 (#)		December 31, 2004 ($)(2)
Name	(#)	($)	Exercisable	Unexercisable(3)	Exercisable	Unexercisable

Charles W. Ergen	44,000	640,800	900,000	980,000	—	12,249,600
David K. Moskowitz	175,705	5,298,506	234,863	680,000	6,310,011	11,749,600
Steven B. Schaver	478,947	14,009,642	4,000	496,000	17,480	11,169,920
Michael Kelly	—	—	652,000	448,000	52,440	709,760
Mark Jackson	100,000	2,671,923	308,000	616,000	8,301,480	11,469,920

(1)	The value realized is computed by multiplying the difference between the exercise price of the stock option and market price of the Class A Shares on the date of exercise by the number of shares with respect to which the option was exercised.

(2)	The dollar value of each exercisable and unexercisable option was calculated by multiplying the number of Class A Shares underlying the option by the difference between the exercise price of the option and the closing price of $33.25 (as quoted on the NASDAQ National Market) of a Class A Share on December 31, 2004.

(3)	Includes for each of Mr. Ergen, Mr. Moskowitz, Mr. Schaver, and Mr. Jackson, an option to purchase 400,000 Class A Shares, and for Mr. Kelly, an option to purchase 40,000 Class A Shares, under a long-term incentive plan. Vesting of these options is contingent upon meeting certain longer-term goals which have not yet been achieved. We cannot currently predict when or if those goals will be achieved or when or if the options granted under the plan will become exercisable.

Director Compensation and Nonemployee Director Option Plans
     Our employee directors are not compensated for their services as directors. Each nonemployee director receives an annual retainer of $20,000 which is paid in equal quarterly installments on the last day of each calendar quarter, provided such person is a member of the Board on the last day of the applicable calendar quarter. Our nonemployee directors also receive $1,000 for each meeting attended in person and $500 for each meeting attended by telephone. Additionally, the chairperson of each committee of the Board receives a $5,000 annual retainer, which is paid in equal quarterly installments on the last day of each calendar quarter, provided such person is the chairperson of the committee on the last day of the applicable calendar quarter. Furthermore, our nonemployee directors receive reimbursement, in full, of travel expenses related to attendance at the annual meetings of the Board and its committees, and the reimbursement, subject to an annual maximum reimbursement of $2,000 per nonemployee director, of travel expenses related to attendance at other meetings of the Board and its committees. During 2004, the Board agreed to reimburse Mr. Schroeder for all of his actual travel costs to attend Board and committee meetings, in the amount of $3,949.
     Our nonemployee directors are granted an option to acquire 10,000 Class A Shares upon election to the Board under our 1995 Nonemployee Director Stock Option Plan (our “1995 Director Plan”) or our 2001 Nonemployee Director Stock Option Plan (our “2001 Director Plan,” and together with the 1995 Director Plan, the “Nonemployee Director Plans”). Options granted under our Nonemployee Director Plans are 100% vested upon issuance and have a term of five years. We also currently grant each continuing nonemployee director an option to acquire 5,000 Class A Shares every year in exchange for their continuing services.
     We have granted the following options to our directors under these plans:
     In December 1995, upon appointment to the Board, Mr. Friedlob was granted an option to acquire 8,000 Class A Shares at an exercise price of $2.53125 per share. This option was repriced to $2.1250 per share during July 1997. Mr. Friedlob was subsequently granted the following additional options: 40,000 Class A Shares at an exercise price of $2.1250 per share in February 1997; 40,000 Class A Shares at an exercise price of $6.00 per share in February 1999; 10,000 Class A Shares at an exercise price of $33.109 per share in June 2000; 5,000 Class A Shares at an exercise price of $34.62 per share in June 2003; 5,000 Class A Shares at an exercise price of $31.12 per share in September 2004; and 5,000 Class A Shares at an exercise price of $30.16 per share in June 2005.
     In December 2002, upon appointment to the Board, Mr. Goodbarn was granted an option to acquire 10,000 Class A Shares at an exercise price of $22.26 per share. He was subsequently granted the following options: 5,000 Class A Shares at an exercise price of $34.62 per share in June 2003; 5,000 Class A Shares at an exercise price of $31.12 per share in September 2004; and 5,000 Class A Shares at an exercise price of $30.16 per share in June 2005.
     In December 2003, upon appointment to the Board, Mr. Schroeder was granted an option to acquire 10,000 Class A Shares at an exercise price of $33.99 per share. He was subsequently granted the following options: 5,000 Class A Shares at an exercise price of $31.12 per share in September 2004 and 5,000 Class A Shares at an exercise price of $30.16 per share in June 2005.
     In June 2005, upon appointment to the Board, Mr. Ortolf was granted an option to acquire 10,000 Class A Shares at an exercise price of $30.16 per share.
Employee Stock Incentive Plans
     We have two employee stock incentive plans, our 1995 Stock Incentive Plan and 1999 Stock Incentive Plan (the “Stock Incentive Plans”). We adopted the Stock Incentive Plans to provide incentives to attract and retain executive officers and other key employees. The Stock Incentive Plans are administered by our Compensation Committee. Key employees are eligible to receive awards under the Stock Incentive Plans at the Compensation Committee’s discretion.
     Awards available under the Stock Incentive Plans include: (i) common stock purchase options; (ii) stock appreciation rights; (iii) restricted stock and restricted stock units; (iv) performance awards; (v) dividend equivalents; and (vi) other stock-based awards. As of December 31, 2004, 74,728,800 of our Class A Shares were available for issuance under the 1999 Stock Incentive Plan. Our authorization to grant new awards under the 1995 Stock Incentive Plan has expired. The Compensation Committee retains discretion, subject to plan limits, to modify the terms of outstanding awards and to reprice awards.

     Options to purchase 17,679,216 Class A Shares were outstanding as of December 31, 2004 under the Stock Incentive Plans. These options generally vest at the rate of 20% per year commencing one year from the date of grant. The exercise prices of these options, which have generally been equal to or greater than the fair market value of our Class A Shares at the date of grant, range from $2.125 to $79.00 per Class A Share.
     In February 1999, we adopted a long-term incentive plan under our 1995 Stock Incentive Plan. The plan provided our key employees with stock options that may not be exercised until we achieve certain long-term goals. Exercise of the options is also subject to our usual vesting schedule of 20% per year. The performance goals under the plan have not been achieved as of the date of this Proxy Statement. We cannot currently predict when those goals will be achieved or when the options granted under the plan will become exercisable.
     During January 2005, the Compensation Committee adopted a short-term cash incentive plan for fiscal year 2005 (the “Cash Incentive Plan”) within the terms of our 1999 Stock Incentive Plan. The purpose of the plan is to promote our interests and the interests of our shareholders by providing our key employees with financial rewards upon achievement of specified short-term business objectives together with, for our executive officers, certain subjective criteria. The employees eligible to participate in the Cash Incentive Plan include our executive officers, vice presidents, directors and certain other key employees designated by us. The maximum amount payable to any employee under the plan upon satisfaction of all specified business objectives and other criteria is less than the employee’s annual base salary.
     During January 2005, the Compensation Committee adopted a long-term, performance-based stock incentive plan (the “2005 LTIP”) within the terms of our 1999 Stock Incentive Plan. The purpose of the 2005 LTIP is to promote our interests and the interests of our shareholders by providing key employees with financial rewards through equity participation upon achievement of specified long-term business objectives. The employees eligible to participate in the 2005 LTIP include our executive officers, vice presidents, directors and certain other key employees designated by the Committee. Employees participating in the 2005 LTIP may elect to receive a one-time award of (i) an option to acquire a specified number of shares priced at the market value as of the last day of the calendar quarter in which the option was granted; (ii) rights to acquire for no additional consideration a specified smaller number of shares of our Class A Shares; or (iii) a corresponding combination of a lesser number of option shares and such rights to acquire our Class A Shares. The options and rights will vest at a varying rate over a seven year period; provided, however, that none of the options or rights will vest if we fail to achieve the specified long-term performance goals. The Compensation Committee retains the right to modify the terms of the 2005 LTIP.

Equity Compensation Plan Information
     In addition to the Nonemployee Director Plans and the Stock Incentive Plans, during 2002 we adopted our Class B CEO Stock Option Plan, under which we have reserved 20 million shares of our Class B Shares for issuance. No options have been granted to date under our Class B CEO Stock Option Plan.
     The following table sets forth a description of our equity compensation plans as of December 31, 2004:

			Number of Securities
			Remaining Available for
	Number of Securities	Weighted-average	Future Issuance Under
	to be Issued	Exercise Price	Equity Compensation
	Upon Exercise of	of Outstanding	Plans (excluding
	Outstanding Options	Options, Warrants	securities reflected in
	Warrants and Rights	and Rights	column (a))
Plan category	(a)	(b)	(c)

Equity compensation plans approved by security holders	17,689,216	21.03	96,337,104
Equity compensation plans not approved by security holders(1)	45,000	30.57	195,000

Total	17,734,216	21.06	96,532,104

(1)	Our 2001 Director Plan was adopted by our Board on June 12, 2001, to attract and retain qualified persons who are not our employees for service as members of our Board. Upon initial election or appointment, eligible nonemployee directors currently are granted an option to purchase 10,000 shares of our Class A Shares, effective as of the last day of the calendar quarter in which such person is elected or appointed to our Board. The Board may decide to make further option grants to plan participants. The exercise price of options granted under the 2001 Director Plan is 100% of the fair market value of our Class A Shares as of the last day of the calendar quarter in which the nonemployee director receiving the option is elected, appointed or reelected to our Board, as applicable. As of December 31, 2004, 195,000 of our Class A Shares were available for issuance under the 2001 Director Plan. All options granted under the 2001 Director Plan expire not later than five years after the date of grant and typically vest immediately upon grant. Certain options granted under the 2001 Director Plan are subject to separate written agreements restricting exercise until shareholder approval of the 2001 Director Plan is obtained, which is a matter being presented at the Annual Meeting.
401(k) Plan
     We have adopted a defined-contribution tax-qualified 401(k) Plan. Our employees become eligible for participation in the 401(k) Plan upon completing six months of service with us and reaching age 19. 401(k) Plan participants may contribute up to 50% of their compensation in each contribution period, subject to the maximum deductible limit provided by the Internal Revenue Code. We may make a 50% matching employer contribution up to a maximum of $1,000 per participant per calendar year. We may also make an annual discretionary profit sharing or employer stock contribution to the 401(k) Plan with the approval of the Board.
     401(k) Plan participants are immediately vested in their voluntary contributions and earnings on voluntary contributions. Our employer contributions to 401(k) Plan participants’ accounts vest 20% per year commencing one year from the employee’s date of employment.

Performance Graph
     The graph below sets forth the cumulative total return to our shareholders during the period from December 31, 1999 to December 31, 2004. The graph assumes the investment on December 31, 1999 of $100 in (i) our Class A Shares, (ii) an industry peer group and (iii) the NASDAQ Composite Index and reflects reinvestment of dividends and market capitalization weighting. The industry peer group consists of: Cablevision Systems Corporation, Comcast Corporation, The DirecTV Group, Inc., EchoStar and Time Warner, Inc. Although the companies included in the industry peer group were selected because of similar industry characteristics, they are not entirely representative of our business.
Total Return Analysis

	12/31/1999	12/31/2000	12/31/2001	12/31/2002	12/31/2003	12/31/2004

EchoStar Communications	$100.00	$46.67	$56.35	$45.66	$69.72	$68.21

Peer Group	$100.00	$54.92	$56.06	$31.44	$42.54	$43.79

Nasdaq Composite	$100.00	$60.71	$47.93	$32.82	$49.23	$53.46

(1)	Cox Communications was removed from the peer group in 2004 because during December 2004, it successfully completed a cash tender offer to acquire the outstanding publicly held shares of its common stock.

(2)	Pegasus Communications Corporation was removed from the peer group in 2004 because it sold its DirecTV-related assets to The DirecTV Group, Inc. during August 2004.
     The preceding graph and table shall not be deemed to be “solicited material” or “filed” or incorporated by reference in any filing we make under the Securities Act of 1933 (the “Securities Act”) or under the Exchange Act, irrespective of any general statement incorporating by reference this Proxy Statement into any such filing, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically incorporate this information by reference into a document we file under the Securities Act or the Exchange Act.

Compensation Committee Interlocks and Insider Participation
     The Compensation Committee is comprised solely of outside directors. The Compensation Committee members are Mr. Friedlob, Mr. Goodbarn, Mr. Ortolf and Mr. Schroeder. None of these individuals was an officer or employee of EchoStar at any time during the 2004 fiscal year. No executive officer of EchoStar served on the board of directors or compensation committee of another entity, or on any other committee of the board of directors of another entity performing similar functions during the last fiscal year.
Certain Relationships and Related Transactions
     In March of 2000, we purchased Kelly Broadcasting Systems, Inc. (“KBS”). At that time, Mr. Kelly was a shareholder of KBS and served as its President. Title to certain assets purchased in the acquisition has not yet been transferred, and payments of as much as approximately $2.5 million may be due to Mr. Kelly in accordance with the terms of the purchase agreement. No changes to the purchase agreement occurred during 2004 and no assets or payments were exchanged during 2004.
     During 2004, we employed two members of Mr. Kelly’s family on a full time basis. We paid these individuals a combined total of approximately $120,000 during 2004. During 2005, we expect to pay those individuals a combined total of approximately $150,000 for their services.
     During 2004, we employed two members of Mr. Nolan Daines’ family on a full or part time basis. Mr. Daines is our Executive Vice President of Broadband and Information Technology. We paid these individuals a combined total of approximately $75,000 during 2004. During 2005, we expect to pay those individuals together with two additional members of Mr. Daines’ family a combined total of approximately $100,000 for their services.
     During 2004, we employed three members of Mr. Ergen’s family on a full or part time basis, including Cantey Ergen. We paid these individuals a combined total of less than $60,000 during 2004. During 2005, we expect to pay those individuals, including Cantey Ergen, a combined total of between $70,000 and $100,000 for their services.
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
General
     The purpose of EchoStar’s compensation policy is to offer compensation packages to attract, retain and motivate EchoStar’s executive officers over the long-term. Since 1996, certain aspects of executive compensation have been reviewed by the Compensation Committee. The primary components of EchoStar’s executive compensation program are base salary and bonuses, conditional incentive-based bonuses and long-term incentive compensation in the form of stock options and other awards offered under the Stock Incentive Plans.
Base Salaries and Bonuses
     Annual base salaries paid to EchoStar’s executive officers have historically been at levels below those generally paid to executive officers with comparable experience and responsibilities in the telecommunications industry or other similarly-sized companies. Because of these relatively low levels of compensation, EchoStar may experience difficulty in attracting and retaining executives at the highest performance levels. The Compensation Committee sets the total compensation of Mr. Ergen, our Chairman and Chief Executive Officer, and Mr. Ergen sets the base compensation of the other executive officers. The Compensation Committee approves grants of options and other equity based compensation to EchoStar’s executive officers, and, to the extent the Board deems necessary or appropriate, establishes in writing performance goals for performance-based compensation, which together with other compensation to senior executive officers could exceed $1 million annually. The Compensation Committee also certifies achievement of those performance goals prior to payment of performance-based compensation. Factors considered by Mr. Ergen include his perception of the individual’s performance, the individual’s success in achieving company and personal goals, and planned changes in responsibilities. Mr. Ergen also considers an individual’s extraordinary efforts resulting in tangible increases in corporate, division or department success in setting increases in base salary and annual bonuses.

Incentive Compensation
     The management of EchoStar believes that executive officers who are able to contribute to EchoStar’s long-term success and help build incremental shareholder value should have a stake in that future success and value. This stake focuses the executive officers’ attention on managing EchoStar as owners with equity positions in EchoStar and aligns their interests with the long-term interests of EchoStar’s shareholders. Stock options therefore represent an important and significant component of EchoStar’s compensation program for executive officers. EchoStar attempts to create general incentives with its standard stock option grants and conditional incentives through special performance-based conditional grants.
     General Incentives. Standard awards under EchoStar’s Stock Incentive Plans are based on a review of the individual employee’s performance, years of service, position with EchoStar and long-term potential contribution to EchoStar. The number of options to be granted at any one time is based upon consideration of the foregoing factors, the employee’s level of responsibility and the number of options previously granted to the employee. EchoStar does not assign specific weights to these factors, although the employee’s position and a subjective evaluation of his performance are considered most important. To encourage executive officers to remain in EchoStar’s employ, options granted under EchoStar’s Stock Incentive Plans generally vest at the rate of 20% per year and have exercise prices not less than the fair market value of EchoStar’s Class A Common Stock on the date of grant.
     Conditional Incentives. In February 1999, EchoStar adopted a long-term incentive plan under its 1995 Stock Incentive Plan. The long-term incentive plan provided key employees with stock options that may not be exercised until EchoStar achieves certain long-term goals. Exercise of the options is also subject to EchoStar’s usual vesting schedule of 20% per year. The performance goals have not been achieved as of the date of this Proxy Statement. EchoStar cannot currently predict when those goals will be achieved or when the long-term incentive plan options will become exercisable.
     During January 2005, the Compensation Committee adopted a short-term cash incentive plan for fiscal year 2005 (the “Cash Incentive Plan”) within the terms of our 1999 Stock Incentive Plan. The purpose of the plan is to promote EchoStar’s interests and the interests of its shareholders by providing EchoStar’s key employees with financial rewards upon achievement of specified short-term business objectives together with, for EchoStar’s executive officers, certain subjective criteria. The employees eligible to participate in the Cash Incentive Plan include EchoStar’s executive officers, vice presidents, directors and certain other key employees designated by us. The maximum amount payable to any employee under the plan upon satisfaction of all specified business objectives and other criteria is less than the employee’s annual base salary.
     During January 2005, the Compensation Committee adopted a long-term, performance-based stock incentive plan (the “2005 LTIP”) within the terms of EchoStar’s 1999 Stock Incentive Plan. The purpose of the 2005 LTIP is to promote EchoStar’s interests and the interests of its shareholders by providing key employees with financial rewards through equity participation upon achievement of specified long-term business objectives. The employees eligible to participate in the 2005 LTIP include EchoStar’s executive officers, vice presidents, directors and certain other key employees designated by the Committee. Employees participating in the 2005 LTIP may elect to receive a one-time award of (i) an option to acquire a specified number of shares priced at the market value as of the last day of the calendar quarter in which the option was granted; (ii) rights to acquire for no additional consideration a specified smaller number of shares of EchoStar’s Class A Shares; or (iii) a corresponding combination of a lesser number of option shares and such rights to acquire EchoStar’s Class A Shares. The options and rights will vest at a varying rate over a seven year period; provided, however, that none of the options or rights will vest if we fail to achieve the specified long-term performance goals. The Compensation Committee retains the right to modify the terms of the 2005 LTIP.
Deductibility of Compensation
     Section 162(m) of the U.S. Internal Revenue Code places a limit on the tax deduction for compensation in excess of $1 million paid to certain “covered employees” of a publicly held corporation (generally, the corporation’s chief executive officer and its next four most highly compensated executive officers in the year that the compensation is paid). This limitation applies only to compensation which is not considered performance-based under the Section 162(m) rules. The Compensation Committee conducts an ongoing review of EchoStar’s compensation practices for purposes of obtaining the maximum continued deductibility of compensation paid consistent with EchoStar’s existing commitments and ongoing competitive needs. However, nondeductible compensation in excess of this limitation may be paid.
Compensation of Chief Executive Officer
     The Compensation Committee believes that the compensation paid to Mr. Ergen has generally been at a level that is below amounts paid to chief executive officers at other companies of similar size and in comparable industries.
     Mr. Ergen’s base salary for each of fiscal 2004, 2003 and 2002 was $308,846, $283,847 and $250,006, respectively. Since 1996, changes in Mr. Ergen’s base salary are reviewed annually by the Compensation Committee based on recommendations from the Board.
Respectfully submitted,
The EchoStar Executive Compensation Committee
Raymond L. Friedlob
Steven R. Goodbarn
C. Michael Schroeder
Tom Ortolf (beginning May 2005)
     The report of the Compensation Committee and the information contained therein shall not be deemed to be “solicited material” or “filed” or incorporated by reference in any filing we make under the Securities Act or under the Exchange Act, irrespective of any general statement incorporating by reference this Proxy Statement into any such filing, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically incorporate this information by reference into a document we file under the Securities Act or the Exchange Act.
PRINCIPAL ACCOUNTANT FEES AND SERVICES
Appointment of Independent Auditors
     Appointment of Independent Auditors for 2005. KPMG served as our independent auditors for the fiscal year ended December 31, 2004, and the Board has proposed that our shareholders ratify the appointment of KPMG as our independent auditors for the fiscal year ending December 31, 2005. Please see Proposal No. 2 below.
     The Audit Committee, in its discretion, may direct the appointment of different independent auditors at any time during the year if the Audit Committee believes that a change would be in the best interests of our shareholders.

Fees Paid to KPMG LLP for 2003 and 2004
     The following table presents fees for professional audit services rendered by KPMG LLP for the audit of our annual financial statements for the years ended December 31, 2004, and December 31, 2003, and fees billed for other services rendered by KPMG LLP during those periods. Certain amounts for 2003 have been reclassified to conform to the 2004 presentation.

	2003	2004

Audit Fees (1)	$584,008	$1,760,200
Audit-Related Fees (2)	9,000	57,580

Total audit and audit related fees	593,008	1,817,780
Tax Fees (3)	272,433	117,025
All Other Fees	—	—

Total Fees	$865,441	$1,934,805

(1)	The fees for 2003 have been adjusted to account for payments owed for 2003 that were not billed until later in 2004.

(2)	Consists of fees for audit of financial statements of certain employee benefit plans and other audit related services.

(3)	Consists of fees for tax consultation and tax compliance services.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditor
     The Audit Committee is responsible for appointing, setting compensation, and overseeing the work of our independent auditors. The Audit Committee has established a policy regarding pre-approval of all audit and permissible non-audit services provided by the independent auditor.
Requests are submitted to the Audit Committee in one of the following ways:
•	Request for approval of services at a meeting of the Audit Committee; or

•	Request for approval of services by members of the Audit Committee acting by written consent.
     The request may be made with respect to either specific services or a type of service for predictable or recurring services.
REPORT OF THE AUDIT COMMITTEE
     The role of the Audit Committee is to assist EchoStar’s Board of Directors in its oversight of EchoStar’s financial reporting process, as is more fully described in its charter. EchoStar’s management is responsible for its financial reporting process, including its system of internal controls, and for the preparation and presentation of its consolidated financial statements in accordance with generally accepted accounting principles. EchoStar’s independent auditors are responsible for auditing those financial statements and expressing an opinion as to their conformity with generally accepted accounting principles. Our responsibility is to monitor and review these processes. It is not our duty or our responsibility to conduct auditing or accounting reviews or procedures. We are not and may not be employees of EchoStar, and we may not represent ourselves to be or to serve as accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, we have relied, without independent verification, on representations by EchoStar’s management that its financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America. We have also relied on representations of EchoStar’s independent auditors included in their report on its financial statements. Our oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our considerations and discussions with EchoStar’s management and independent auditors do not assure that EchoStar’s financial statements are presented in accordance with generally accepted accounting principles, that the audit of EchoStar’s financial statements has been carried out in accordance with generally accepted auditing standards, or that EchoStar’s independent auditors are in fact “independent.”

     In the performance of our oversight function, we reviewed and discussed with EchoStar’s management its audited financial statements for the fiscal year ending December 31, 2004. We also discussed these audited financial statements with EchoStar’s independent auditors. Our discussions with the independent auditors included the matters required to be discussed by Statement of Auditing Standards No. 61, “Communication with Audit Committees,” as currently in effect. We also discussed with them their independence and any relationship that might affect their objectivity or independence. In connection with these discussions, we received and reviewed the written disclosures from KPMG LLP required by Independence Standards Board Standards No. 1, “Independence Discussions with Audit Committees.” Finally, we have considered whether the non-audit services provided by the independent auditors are compatible with maintaining their independence.
     Based on the reviews and discussions referred to above, we are not aware of any relationship between the independent auditors and EchoStar that affects the objectivity or independence of the independent auditors. Based on these discussions and our review discussed above, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee Charter, we recommended to EchoStar’s Board of Directors that its audited financial statements for fiscal 2004 be included in EchoStar’s Annual Report on Form 10-K for the year ended December 31, 2004 for filing with the Securities and Exchange Commission.
Respectfully submitted,
The EchoStar Audit Committee
Raymond L. Friedlob (Chairman)
Steven R. Goodbarn
C. Michael Schroeder
Tom Ortolf (beginning May 2005)
     The report of the Audit Committee and the information contained therein shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in any filing we make under the Securities Act or under the Exchange Act, irrespective of any general statement incorporating by reference this Proxy Statement into any such filing, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically incorporate this information by reference into a document we file under the Securities Act or the Exchange Act.
PROPOSAL NO. 2 — RATIFICATION OF INDEPENDENT AUDITORS
     We customarily ask our shareholders to ratify the appointment of our independent auditors at each annual meeting. The Board has appointed KPMG LLP as our independent auditors for the fiscal year ending December 31, 2005 and we are asking our shareholders to ratify this appointment at the Annual Meeting. Representatives of KPMG are expected to be present at the Annual Meeting and will have the opportunity to make any statements they may desire. They also will be available to respond to appropriate questions of shareholders.
     Charles W. Ergen, our Chairman and Chief Executive Officer, possesses more than 91.8% of our total voting power. Mr. Ergen has indicated his intention to vote in favor of Proposal No. 2. Accordingly, approval of Proposal No. 2 is assured notwithstanding a negative vote by shareholders other than Mr. Ergen.
     The Board of Directors unanimously recommends a vote FOR approval of Proposal No. 2 (Item No. 2 on the enclosed proxy card)
PROPOSAL NO. 3 — AMEND AND RESTATE THE 1999 STOCK INCENTIVE PLAN
     On April 16, 1999, our shareholders approved the 1999 Stock Incentive Plan. On March 14, 2005, our Board adopted an amendment and restatement of the 1999 Stock Incentive Plan, subject to approval from our shareholders.

The proposed amendment and restatement of our 1999 Stock Incentive Plan would effect the following changes:
•	Reflect that the number of shares reserved for issuance under the Plan has been adjusted to 80,000,000 to account for the three separate two-for-one splits of our Class A Shares that have occurred since the original adoption of the 1999 Stock Incentive Plan. For the same reason, the amendments also reflect that: (i) the maximum number of shares that can be granted to any participant in any one year has been adjusted to 4,000,000; and (ii) the amount of certain performance awards that can be granted to any participant in any one year has been adjusted to the fair market value of 2,000,000 shares;

•	Expand the class of employees who are eligible to receive Awards under the Plan to include all of our employees to the extent they are part of a broad-based performance incentive plan;

•	Define “subsidiaries” to include those entities in which we hold a 50% or greater ownership interest. The purpose of this modification is, among other things, to confirm that the Plan Committee may grant Awards to individuals employed by entities, such as joint ventures, in which we hold only a 50% ownership interest. Prior to this proposed amendment, the Plan Committee could grant Awards to individuals employed by entities in which we held a greater than 50% ownership interest;

•	Clarify the performance criteria pursuant to which Awards may be granted; and

•	Provide that Awards will have such terms as are necessary to comply with the newly-enacted Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”).
     The 1999 Stock Incentive Plan is attached as Appendix A to this Proxy Statement. The principal provisions of the 1999 Stock Incentive Plan are summarized below. This summary and the features of the 1999 Stock Incentive Plan set forth above do not purport to be complete and are qualified in their entirety by reference to the provisions of the 1999 Stock Incentive Plan.
General Information
     The 1999 Stock Incentive Plan authorizes the Board of Directors or a committee appointed by the Board of Directors (the “Plan Committee”) to grant incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalents and other stock-based awards (collectively, “Awards”) to key employees, consultants, or advisors of EchoStar and its subsidiaries who are designated by the Plan Committee. The Plan Committee may also grant Awards to all employees if they are part of a broad-based performance incentive plan approved by the Plan Committee. The Plan Committee also has the authority to, among other things: (i) select the employees, consultants, or advisors to whom Awards will be granted, (ii) determine the type, size and the terms and conditions of Awards, (iii) amend the terms and conditions of Awards, (vi) accelerate the exercisability of Awards or the lapse of restrictions relating to Awards and (v) interpret and administer the 1999 Stock Incentive Plan and Award agreements thereunder.
     As used in this summary of the 1999 Stock Incentive Plan, the term “Plan Committee” will include the Board of Directors in the event that it performs the functions described. If the Plan Committee consists of less than the entire Board, each member must be a “nonemployee director” within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended. To the extent necessary for any Award to qualify as performance-based compensation under Section 162(m) of the Code, each Plan Committee member must be an “outside director” within the meaning of Section 162(m) of the Code. The Plan Committee may determine the extent to which any Award under the 1999 Stock Incentive Plan is required to comply, or not comply, with Section 409A of the Code.
     The aggregate number of Class A Shares that may be issued subject to Awards under the 1999 Stock Incentive Plan shall not exceed 80,000,000 shares. If there is a stock split, stock dividend or other relevant change affecting our shares, appropriate adjustments will be made in the number of shares that may be issued or transferred in the future and in the number of shares and price in all outstanding grants made before such event. If shares under a grant are not issued or transferred, those shares would again be available for inclusion in future grants.

Grants under the 1999 Stock Incentive Plan
     Stock Options
     The Plan Committee will determine whether any option is a nonqualified or incentive stock option at the time of grant. The per share exercise price of an option granted under the 1999 Stock Incentive Plan will be determined by the Plan Committee at the time of grant, provided that the purchase price per share for each option must not be less than 100% of the fair market value of the Class A Shares as of the date of grant (110% in the case of an incentive stock option granted to a 10% Stockholder, as defined in the 1999 Stock Incentive Plan). Each option will be exercisable at such dates and in such installments as determined by the Plan Committee. Each option terminates at the time determined by the Plan Committee provided that the term of each incentive stock option may not exceed ten years (five years in the case of an incentive stock option granted to a Ten-Percent Stockholder, as defined in the 1999 Stock Incentive Plan ) and the term of each nonqualified option may not exceed ten years and three months from the date of grant.
     The Plan Committee may grant restoration options, separately or together with another option, under which the grantee would be granted a new option when the grantee pays the exercise price of the original option by delivery of previously owned shares. The restoration option would permit the grantee to purchase a number of shares not exceeding the sum of (i) the number of shares provided as consideration upon the exercise of the previously granted option to which such restoration option relates and (ii) the number of shares, if any, tendered or withheld as payment of the amount to be withheld under applicable tax laws in connection with the exercise of the option to which the restoration option relates.
     Stock Appreciation Rights
     The Plan Committee may grant stock appreciation rights (“SARs”) which confer to the grantee the right to receive upon exercise thereof the excess, if any, of the fair market value of the shares subject thereto on the date of exercise over the grant price of the SAR (which shall not be less than the fair market value of such shares on the date of grant). The grant price, term, dates and methods of exercisability and all other terms and conditions of an SAR shall be fixed by the Plan Committee.
     Restricted Stock and Restricted Stock Units
     The Plan Committee may also grant restricted stock or restricted stock units. Each grant shall set forth a restriction period during which the grantee must remain in the employ of EchoStar in order to retain the shares under grant. If the grantee’s employment terminates during the restriction period, all shares subject to restriction shall be forfeited and reacquired by EchoStar. However, the Plan Committee may provide complete or partial exceptions to this requirement as it deems equitable. Neither restricted stock nor restricted stock units may be disposed of prior to the expiration of the restriction period. All terms and conditions shall be determined by the Plan Committee upon grant of restricted stock or restricted stock units. Each certificate issued would bear a legend giving notice of the restrictions in the grant.
     Performance Awards
     The Plan Committee may grant performance awards under which payment may be made in shares of our common stock, cash or other securities. Awards may be made upon achievement of certain goals established by the Plan Committee during an award period. The Plan Committee would determine the goals, the length of an award period, the maximum payment value of an award, the minimum performance required before a payment would be made and any other terms and conditions applicable to a performance award.
     Dividend Equivalents
     The Plan Committee may grant dividend equivalents which confer upon participants the right to receive a payment (in shares, other securities or other Awards) equal to the amount of cash dividends paid by EchoStar to shareholders with respect to a specified number of shares determined by the Plan Committee. The Plan Committee will also establish all terms and conditions applicable to a dividend equivalent grant.

     Other Stock-Based Awards
     The Plan Committee may also grant such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, the Class A Shares. The Plan Committee shall determine the terms and conditions of such Awards.
     All Awards issued under the 1999 Stock Incentive Plan may be paid by EchoStar in cash, shares, promissory notes, other securities, other Awards or such other property or combination thereof as shall be determined by the Plan Committee. All such Awards may be paid in a single payment or transfer, or in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Plan Committee.
Federal Income Tax Consequences
     Stock Options
     The grant of an incentive stock option or a nonqualified stock option would not result in income for the grantee or in a deduction for EchoStar.
     The exercise of a nonqualified stock option would result in ordinary income for the grantee and, subject to deduction limitations under Code Section 162(m), a deduction for EchoStar measured by the difference between the option price and the fair market value of the shares received at the time of exercise. Income tax withholding would be required.
     The exercise of an incentive stock option would not result in income for the grantee if the grantee (i) does not dispose of the shares within two years after the date of grant or one year after the transfer of shares upon exercise and (ii) is an employee of EchoStar or a subsidiary of EchoStar from the date of grant until three months before the exercise date. If these requirements are met, the basis of the shares upon later disposition would be the option exercise price for such shares. Any gain will be taxed to the employee as long-term capital gain and EchoStar would not be entitled to a deduction. The excess of the fair market value on the exercise date over the option exercise price is an item of tax preference, potentially subject to the alternative minimum tax.
     If the grantee of an award under an incentive plan disposes of the shares prior to the expiration of either of the holding periods, the grantee would recognize ordinary income and, subject to deduction limitations under Code Section 162(m), EchoStar would be entitled to a deduction equal to the lesser of the fair market value of the shares on the exercise date minus the option exercise price or the amount realized on disposition minus the option exercise price. Any gain in excess of the ordinary income portion would be taxable as long-term or short-term capital gain.
     SARS, Performance Awards and Dividend Equivalents
     The grant of an SAR, a performance award or a dividend equivalent generally should not result in income for the grantee or a deduction for EchoStar. Upon the exercise of an SAR or the receipt of shares or cash under a performance award or dividend equivalent, the grantee would recognize ordinary income and, subject to deduction limitations under Code Section 162(m), EchoStar would be entitled to a deduction equal to the fair market value of the shares or the amount of any cash received. Income tax withholding would be required.
     Restricted Stock and Restricted Stock Units
     The grant of restricted stock should not result in income for the grantee or in a deduction for EchoStar for federal income tax purposes, assuming the shares transferred are subject to restrictions resulting in a “substantial risk of forfeiture” as intended by EchoStar and no Code Section 83(b) election is made. If there are no such restrictions or a Code Section 83(b) election is made, the grantee would recognize ordinary income upon receipt of the shares. The grant of restricted stock units generally should not result in income for the grantee or a deduction for EchoStar. Dividends paid to the grantee while the stock remained subject to restriction would be treated as compensation for federal income tax purposes. Upon the lapses of restrictions, the grantee generally should receive ordinary income and, subject to deduction limitations under Code Section 162(m), EchoStar would be entitled to a deduction measured by the fair market value of the shares at the time of lapse or at the time of receipt of shares or cash in respect of a restricted stock grant. Income tax withholding would be required.

     Requirements Regarding “Deferred Compensation”
     Certain of the Awards under the 1999 Stock Incentive Plan may constitute “deferred compensation” within the meaning of Section 409A of the Code, a recently enacted provision governing “nonqualified deferred compensation plans.” Failure to comply with the requirements of the provisions of the Code regarding participant elections and the timing of payment distributions could result in the affected participants being required to recognize ordinary income for tax purposes earlier than the times otherwise applicable as described in the above discussion and to pay substantial penalties.
Other Information
     Our 1999 Stock Incentive Plan was adopted effective as of April 16, 1999, and subject to approval by our shareholders at our 2005 Annual Meeting of Shareholders will terminate on April 16, 2009, unless terminated earlier by the Board or extended by the Board with approval of the shareholders. The Board may amend the 1999 Stock Incentive Plan as it deems advisable. During the term of the 1999 Stock Incentive Plan (i) no grantee may be granted Awards under the 1999 Stock Incentive Plan (other than Awards described in clause (ii) below) in the aggregate in respect of more than 4,000,000 shares in any one calendar year; and (ii) the maximum amount that any participant may receive in any one calendar year for certain performance awards granted under the 1999 Stock Incentive Plan may not exceed the fair market value of 2,000,000 shares. Grantees who will participate in the 1999 Stock Incentive Plan in the future and the amounts of their allotments are to be determined by the Plan Committee subject to any restrictions outlined above.
     Charles W. Ergen, our Chairman and Chief Executive Officer, possesses more than 91.8% of our total voting power. Mr. Ergen has indicated his intention to vote in favor of Proposal No. 3. Accordingly, approval of Proposal No. 3 is assured notwithstanding a negative vote by shareholders other than Mr. Ergen.
     The Board of Directors unanimously recommends a vote FOR approval of Proposal No. 3 (Item No. 3 on the enclosed proxy card)
PROPOSAL NO. 4 — AMEND AND RESTATE 2001 NONEMPLOYEE DIRECTOR STOCK OPTION PLAN
     On June 12, 2001, our Board adopted the 2001 Director Plan. On March 14, 2005, the Board adopted an amendment and restatement of the 2001 Director Plan subject to approval by our shareholders at our 2005 Annual Meeting of Shareholders.
     The proposed amendment and restatement of the 2001 Director Plan would effect the following changes:
•	Remove a provision that limits inducement awards to 10,000 option shares;

•	Remove a limitation that prevents the Plan Committee from granting options to purchase more than 10,000 shares to any one nonemployee director in a given 12 month period; and

•	Provide that nonemployee director options will have such terms as are necessary to comply with the newly-enacted section 409A of the Code.
     The 2001 Director Plan is attached as Appendix B to this Proxy Statement. The principal provisions of the 2001 Director Plan are summarized below. This summary, and the features of the 2001 Director Plan set forth above, do not purport to be complete and is qualified in its entirety by reference to the provisions of the 2001 Director Plan.
General Information
     The 2001 Director Plan authorizes the Board of Directors or a committee appointed by the Board of Directors (the “Plan Committee”) to grant only nonqualified stock options to nonemployee directors of EchoStar (the “Director Options”). The Plan Committee or the Board, as the case may be, shall have full authority to administer the 2001 Director Plan, including authority to interpret and construe any provision of the 2001 Director Plan and any Director Options granted thereunder, and to adopt such rules and regulations for administering the 2001 Director Plan as it may deem necessary in order to comply with the requirements of the Code or in order to conform to any regulations or to any change in any law or regulation applicable thereto. The Board may reserve to itself any of the authority granted to the Plan Committee as set forth herein, and it may perform and discharge all of the functions and responsibilities of the Plan Committee at any time that a duly constituted Plan Committee is not appointed and serving. As used in this summary of the 2001 Director Plan, the term “Plan Committee” will include the Board of Directors in the event that it performs the functions described.
     The aggregate number of Class A Shares that may be issued subject to Director Options under the 2001 Director Plan shall not exceed 250,000 shares. If there is a stock split, stock dividend or other relevant change affecting our shares, appropriate adjustments will be made in the number of shares that may be issued or transferred in the future and in the number of shares and price in all outstanding grants made before such event. If shares under a grant are not issued or transferred, those shares would again be available for inclusion in future grants. In the event any changes are made to the shares of our common stock (whether by reason or merger, consolidation, reorganization, recapitalization, stock dividend in excess of ten percent (10%) at any single time, stock split, combination of shares, exchange of shares, change in corporate structure or otherwise), appropriate adjustments shall be made in: (i) the number of shares of common stock theretofore made subject to stock options, and in the purchase price of said shares; and (ii) the aggregate number of shares which may be made subject to stock options. If any of the foregoing adjustments shall result in a fractional share, the fraction shall be disregarded, and we shall have no obligation to make any cash or other payment with respect to such a fractional share.
Grants Under the 2001 Director Plan
     Upon the initial election or appointment of a nonemployee director to the Board, the Plan Committee will determine the amount, if any, of Director Options to be granted. The Director Options shall have an exercise price of 100% of the fair market value of our Class A Shares as of the last day of the calendar quarter in which the nonemployee director receiving the option is elected, appointed or reelected to our Board, as applicable. The Plan Committee in its discretion shall have the ability to make further grants. All Director Options granted under the 2001 Director Plan expire not later than five years after the date of grant and typically vest immediately upon grant.
     All Director Options shall expire, to the extent not exercised, no later than five years after the date on which they were granted. The Plan Committee may accelerate the vesting of any Director Options by giving written notice to the nonemployee director. Upon receipt of such notice, the nonemployee director and EchoStar shall amend the applicable option agreement to reflect the new vesting schedule. The acceleration of the exercise period of a Director Option shall not affect the expiration date of that Director Option.
Termination of Nonemployee Director Status Before Exercise
     If the term of a nonemployee director of EchoStar shall terminate for any reason other than the nonemployee director’s disability, any Director Options then held by the nonemployee director, to the extent then exercisable under the applicable option agreement(s), shall remain exercisable after the termination of his or her director status for a period of three months (but in no event beyond five years from the date of grant of the Director Option). If the nonemployee director’s director status is terminated because the nonemployee director is disabled within the meaning of Section 22(e)(3) of the Code, any Director Option then held by the nonemployee director, to the extent then exercisable under the applicable option agreement(s), shall remain exercisable after the termination of his or her employment for a period of twelve months (but in no event beyond five years from the date of grant of the Director Option). If the Director Option is not exercised during the applicable period, it shall be deemed to have been forfeited and of no further force or effect.
Federal Income Tax Consequences
     There are generally no tax consequences to the nonemployee director or EchoStar by reason of the grant of a Director Option, which is a nonqualifying stock option. Upon exercise of a Director Option, the nonemployee director normally will recognize taxable ordinary income equal to the excess, if any, of the stock’s fair market value on the acquisition date over the purchase price. The exercise of a Director Option would result in a deduction for EchoStar measured by the difference between the option price and the fair market value of the shares received at the time of exercise.

     Upon disposition of the stock, the nonemployee director will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year.
     Requirements Regarding “Deferred Compensation”
     Certain of the Director Options under the 2001 Director Plan may constitute “deferred compensation” within the meaning of Section 409A of the Code, a recently enacted provision governing “nonqualified deferred compensation plans.” Failure to comply with the requirements of the provisions of the Code regarding participant elections and the timing of payment distributions could result in the affected participants being required to recognize ordinary income for tax purposes earlier than the times otherwise applicable as described in the above discussion and to pay substantial penalties.
Other Information
     Charles W. Ergen, our Chairman and Chief Executive Officer, possesses more than 91.8% of our total voting power. Mr. Ergen has indicated his intention to vote in favor of Proposal No. 4. Accordingly, approval of Proposal No. 4 is assured notwithstanding a negative vote by shareholders other than Mr. Ergen.
     The Board of Directors unanimously recommends a vote FOR approval of Proposal No. 4 (Item No. 4 on the enclosed proxy card)
PROPOSAL NO. 5 — SHAREHOLDER PROPOSAL TO AMEND ECHOSTAR’S EQUAL OPPORTUNITY POLICY
     William C. Thompson, Jr., Comptroller, City of New York, 1 Centre Street, New York, New York 10007-2341 on behalf of the Boards of Trustees of the New York City Pension Funds, owners of 722,883 shares of our Class A Shares, intend to submit a proposal at the Annual Meeting as follows:
     WHEREAS: EchoStar Communications Corporation does not explicitly prohibit discrimination based on sexual orientation;
     Over 80% of companies in the Fortune 500 explicitly prohibit discrimination based on sexual orientation;
     The hundreds of corporations with nondiscrimination policies relating to sexual orientation have a competitive advantage to recruit and retain employees from the widest talent pool;
     Employment discrimination on the basis of sexual orientation diminishes employee morale and productivity;
     The company has an interest in preventing discrimination and resolving complaints internally so as to avoid costly litigation and damage its reputation as an equal opportunity employer;
     Atlanta, Seattle and Los Angeles, and San Francisco have adopted legislation restricting business with companies that do not guarantee equal treatment for lesbian and gay employees and similar legislation is pending in other jurisdictions;
     Fourteen states, the District of Columbia, and more than 200 cities and counties have laws prohibiting employment discrimination based on sexual orientation;
     The company has operations in and makes sales to institutions in states and cities which prohibit discrimination on the basis of sexual orientation;

     A recent Gay and Lesbian Task Force study has found that 16% — 44% gay men and lesbians in twenty cities nationwide experienced workplace harassment and discrimination based on their sexual orientation;
     National public opinion polls consistently find more than three-quarters of the American people support equal rights in the workplace for gay men, lesbians and bisexuals;
     RESOLVED: The Shareholders request the Board of Directors to amend EchoStar Communications Corporation’s written equal opportunity policy to explicitly prohibit discrimination based on sexual orientation and to substantial implement that policy.
     STATEMENT: By implementing a written policy prohibiting discrimination based on sexual orientation, the Corporation will ensure a respectful and supportive atmosphere for all employees and enhance its competitive edge by joining the growing ranks of companies guaranteeing equal opportunity for all employees.
Board of Directors’ Statement in Opposition to the Proposal
     The Board believes our current policies and practices achieve the objectives of this proposal and that this proposal is unnecessary and undesirable. We believe that our written equal employment opportunity policy should only enumerate the types of discrimination that are prohibited by U.S. law in order to highlight that these particular types of discrimination are illegal under federal law. This does not mean that we do not share the proponents’ interest in preventing discrimination based on sexual orientation. We share their concern and take proactive steps to prevent such discrimination. The Board believes that adding to our written policy additional special categories which are not prohibited by federal law undercuts our objective of highlighting federally prohibited activities.
     We have an all-inclusive policy so there can be no doubt that any form of such discrimination is prohibited. Our stated policy is that we do not discriminate on the basis of age, race, sex, color, religion, national origin, disability, or any other status protected by federal, state or local law. If we go beyond legal requirements, it would be impossible to enumerate additional categories that fully express our inclusiveness.
     Charles W. Ergen, our Chairman and Chief Executive Officer, possesses more than 91.8% of our total voting power. Mr. Ergen has indicated his intention to vote against Proposal No. 5. Accordingly, rejection of Proposal No. 5 is assured notwithstanding a vote in favor of the proposal by shareholders other than Mr. Ergen.
     The Board of Directors unanimously recommends a vote AGAINST the approval of Proposal No. 5 (Item No. 5 on the enclosed proxy card).
WHERE TO GET ADDITIONAL INFORMATION
     As a reporting company, we are subject to the informational requirements of the Exchange Act and accordingly file our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statements and other information with the Securities and Exchange Commission (“SEC”). The Public may read and copy any materials filed with the SEC at the SEC’s Public Reference Room at 450 Fifth Street, NW, Washington, DC 20549. Please call the SEC at (800) SEC-0330 for further information on the Public Reference Room. As an electronic filer, our public filings are maintained on the SEC’s Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. The address of that website is http://www.sec.gov. In addition, our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act may be accessed free of charge through our website as soon as reasonably practicable after we have electronically filed such material with, or furnished it to, the SEC. The address of that website is http://www.echostar.com.
COST OF PROXY STATEMENT
     We will bear the cost of the solicitation of proxies on behalf of the Board. In addition to the use of the mail, proxies may be solicited by us personally, by telephone or by similar means. None of our directors, officers or employees will be specifically compensated for those activities. We do not expect to pay any compensation for the solicitation of proxies. However, we will reimburse brokerage firms, custodians, nominees, fiduciaries and other persons holding our shares in their names, or in the names of nominees, at approved rates for their reasonable expenses in forwarding proxy materials to beneficial owners of securities held of record by them and obtaining their proxies.
SUBMISSION OF SHAREHOLDER PROPOSALS FOR 2006 ANNUAL MEETING
     Shareholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2006 Annual Meeting of Shareholders must submit the proposal to us no later than January 6, 2006. A notice of shareholder proposal submitted outside the processes of Rule 14a-8 of the Exchange Act will be considered untimely after February 17, 2006. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.
OTHER BUSINESS
     Management knows of no other business that will be presented at the Annual Meeting other than that which is set forth in this Proxy Statement. However, if any other matter is properly presented at the Annual Meeting, the persons named in the accompanying form of proxy will have discretionary authority to vote on such matter in accordance with their best judgment.
By Order of the Board of Directors

DAVID K. MOSKOWITZ
Executive Vice President, General Counsel, Corporate Secretary
   and Director

Appendix A
AMENDED AND RESTATED
ECHOSTAR COMMUNICATIONS CORPORATION
1999 STOCK INCENTIVE PLAN
Section 1. Purpose
          The purpose of this Amended and Restated Stock Incentive Plan (the “Plan”) is to promote the interests of EchoStar Communications Corporation (the “Company”) and its Subsidiaries by aiding the Company in attracting and retaining Participants capable of assuring the future success of the Company, to offer such personnel incentives to put forth maximum efforts for the success of the Company’s business and to afford such personnel an opportunity to acquire a proprietary interest in the Company.
Section 2. Definitions
          As used in the Plan, the following terms shall have the meanings set forth below:
          (a) “Award” shall mean an award granted to a Participant in accordance with the terms of this Plan in the form of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Awards, Dividend Equivalents or Other Stock-Based Awards granted under the Plan, or any combination of the foregoing.
          (b) “Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing any Award granted under the Plan.
          (c) “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.
          (d) “Committee” shall mean the committee described in Section 3 of the Plan.
          (e) “Company” shall mean EchoStar Communications Corporation, a Nevada corporation, and any successor corporation.
          (f) “Dividend Equivalent” shall mean any right granted under Section 6(e) of the Plan.
          (g) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
          (h) “Key Employee” shall mean any person, including officers and directors, in the regular full-time employment of the Company or a Subsidiary who, in the opinion of the Committee, is, or is expected to be, primarily responsible for the management, growth or protection of some part or all of the business of the Company and its Subsidiaries or otherwise to contribute substantially to the success of the Company and its Subsidiaries.
          (i) “Fair Market Value” shall mean, with respect to Shares, the final closing price, as quoted by the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) or any other exchange on which the Shares are traded, for the date in question. If Fair Market Value is in reference to property other than Shares, the Fair Market Value of such other property shall be determined by such methods or procedures as shall be established from time to time by the Committee.
          (j) “Incentive Stock Option” shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision.
          (k) “Nonemployee Director” shall mean a director of the Company who is a “nonemployee director” within the meaning of Rule 16b-3.
          (l) “Non-Qualified Stock Option” shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

          (m) “Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option, and shall include Restoration Options.
          (n) “Other Stock-Based Award” shall mean any right granted under Section 6(f) of the Plan.
          (o) “Outside Director” shall mean a director of the Company who is an “outside director” within the meaning of Section 162(m) of the Code.
          (p) “Participant” shall mean (1) any Key Employee designated to be granted an Award under the Plan by the Committee, (2) a consultant or advisor currently providing services to the Company or Subsidiary (by contract or otherwise) designated to be granted an Award under the Plan by the Committee, or (3) any employee of the Company or Subsidiary designated to be granted an Award under the Plan by the Committee if such grant is part of a broad-based performance incentive program.
          (q) “Performance Award” shall mean any right granted under Section 6(d) of the Plan.
          (r) “Person” shall mean any individual, corporation, partnership, association or trust.
          (s) “Plan” shall mean this 1999 Stock Incentive Plan, as amended from time to time.
          (t) “Restoration Option” shall mean any Option granted under Section 6(a)(iv) of the Plan which confers upon the Participant the right to receive a new Option upon the payment of the exercise price of a previously held Option by delivery of previously owned Shares.
          (u) “Restricted Stock” shall mean any Share granted under Section 6(c) of the Plan, subject to such restrictions as the Committee deems appropriate or desirable.
          (v) “Restricted Stock Unit” shall mean any unit granted under Section 6(c) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.
          (w) “Retirement” shall mean becoming eligible to receive immediate retirement benefits under a retirement or pension plan of the Company or any Subsidiary.
          (x) “Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation.
          (y) “Shares” shall mean shares of Class A Common Stock, $.01 par value, of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan.
          (z) “Stock Appreciation Right” shall mean any right granted under Section 6(b) of the Plan.
          (aa) “Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns 50% or more of the voting stock or other equity interests in one of the other corporations in such chain.
          (bb) “Ten-Percent Stockholder” shall mean an individual who owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of a Subsidiary.
          (cc) “Total Disability” shall mean the complete and permanent inability of an employee Participant to perform such Participant’s duties under the terms of the Participant’s employment with the Company or any Subsidiary, as determined by the Committee upon the basis of such evidence, including independent medical reports and data, as the Committee deems appropriate or necessary.

Section 3. Administration.
          (a) Power and Authority of the Committee.
               (i) The Committee. The Committee shall consist of at least two directors of the Company and may consist of the entire Board of Directors; provided, however, that (i) if the Committee consists of less than the entire Board of Directors, each member shall be a Nonemployee Director and (ii) to the extent necessary for any Award intended to qualify as performance-based compensation under Section 162(m) of the Code, to so qualify, each member of the Committee, whether or not it consists of the entire Board of Directors, shall be an Outside Director. The Committee may determine the extent to which any Stock Option under the Plan is required to comply, or not comply, with Section 409A of the Code.
               (ii) Power and Authority. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or with respect to which payments, rights or other matters are to be calculated in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement which may be based on various factors such as length of employment and/or performance of the Participant or the Company (such performance criteria may include but are not limited to Company’s achievement of specified financial or other performance metrics, such as subscriber growth); (v) amend the terms and conditions of any Award or Award Agreement and accelerate the exercisability of Options or the lapse of restrictions relating to Restricted Stock, Restricted Stock Units or other Awards; (vi) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended; (vii) determine whether, to what extent and under what circumstances cash, Shares, other securities, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee; (viii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (ix) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award and any employee of the Company or any Subsidiary. The Committee’s decisions and determinations under the Plan need not be uniform and may be made selectively among Participants, whether or not such Participants are similarly situated.
          (b) Delegation. The Committee may, in its sole discretion, delegate such powers and duties under the Plan as it deems appropriate; provided, however, that the Committee shall not delegate its powers and duties under the Plan with regard to executive officers or directors of the Company or any Subsidiary who are subject to Section 16 of the Exchange Act.
     Section 4. Shares Available for Awards.
          (a) Shares Available. Subject to adjustment as provided in Section 4(c), the number of Shares that may be issued subject to Awards under the Plan shall not exceed 80,000,000; provided, however, that during the term of the Plan (i) no Participant may be granted Awards (other than Awards described in clause (ii) below) in the aggregate in respect of more than 4,000,000 Shares in any one calendar year and (ii) the maximum amount that any Participant may receive in any one calendar year in respect of Performance Awards granted pursuant to Section 6(d) may not exceed the Fair Market Value of 2,000,000 Shares. Shares to be issued under the Plan may be either Shares reacquired and held in the treasury or authorized but unissued Shares. If any Shares covered by an Award or to which an Award relates are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture or termination, shall again be available for granting Awards under the Plan. The Company shall at all times keep available out of authorized but unissued Shares the number of Shares to satisfy Awards granted under the Plan.
          (b) Accounting for Awards. For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available under Section 4(a) above for granting Awards under the Plan.
          (c) Adjustments. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) which thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards and (iii) the purchase or exercise price with respect to any Award; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number.
Section 5. Eligibility of Key Employees.
          Any Key Employee, including any Key Employee who is an officer or director of the Company or any Subsidiary, shall be eligible to be designated a Participant; provided, however, a director of the Company who is not also an employee of the Company or a Subsidiary shall not be designated as an Participant. In determining which Key Employees shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Key Employees, their present and potential contributions to the success of the Company or such other factors as the Committee, in its sole discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full or part-time employees (which term as used herein includes, without limitation, officers and directors who are also employees) of the Company and its Subsidiaries.
Section 6. Awards.
          (a) Options. The Committee is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine, which terms and conditions shall be set forth in a form approved by the Committee.
               (i) Exercise Price. The exercise price per Share purchasable under an Option shall be determined by the Committee; provided, however, that, the exercise price of an Option shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option (110% in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder); provided, further, that the aggregate Fair Market Value, determined at the time an Incentive Stock Option is granted, of the Shares with respect to which Incentive Stock Options may be exercisable for the first time by an employee Participant in any calendar year under all plans of the Company and any parent corporation of the Company and any Subsidiary shall not exceed $100,000.
               (ii) Option Term. The term of each Option shall be for a period of ten years from the date of grant of any Incentive Stock Option (5 years in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder) and ten years and three months from the date of grant of a Non-Qualified Stock Option, unless an earlier expiration date shall be stated in the Option or the Option shall cease to be exercisable pursuant to this Section 6. If an employee Participant’s employment with the Company and all Subsidiaries terminates other than by reason of such Participant’s death, Total Disability or Retirement, the Participant’s Option shall terminate and cease to be exercisable upon termination of employment, unless the Committee shall determine otherwise.
               (iii) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, promissory notes, other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made. The Committee may also permit the holders of Options, in accordance with such procedures as the Committee may in its sole discretion establish, including those set forth in Section 6(g) hereof, to exercise Options and sell Shares acquired pursuant to a brokerage or similar arrangement approved in advance by the Committee, and to use the proceeds from such sale as payment of the exercise price of such Options.
               (iv) Restoration Options. The Committee may grant Restoration Options, separately or together with another Option, pursuant to which, subject to the terms and conditions established by the Committee and any applicable requirements of Rule 16b-3 or any other applicable law, the Participant would be granted a new Option when the payment of the exercise price of the Option to which such Restoration Option relates is made by the delivery of Shares owned by the Participant pursuant to the relevant provisions of the Plan or agreement relating to such Option, which new Option would be an Option to purchase the number of Shares not exceeding the sum of (A) the number of Shares so provided as consideration upon the exercise of the previously granted Option to which such Restoration Option relates and (B) the number of Shares, if any, tendered or withheld as payment of the amount to be withheld under applicable tax laws in connection with the exercise of the Option to which such Restoration Option relates pursuant to the relevant provisions of the Plan or agreement relating to such Option. Restoration Options may be granted with respect to Options previously granted under the Plan or any other stock option plan of the Company, and may be granted in connection with any Option granted under the Plan or any other stock option plan of the Company at the time of such grant; provided, however, that Restoration Options may not be granted with respect to any Option granted to a Nonemployee Director under any other stock option plan of the Company.
               (v) Incentive and Non-Qualified Stock Options. Each Option granted pursuant to the Plan shall specify whether it is an Incentive Stock Option or a Non-Qualified Stock Option, provided that the Committee may in the case of the grant of an Incentive Stock Option give the Participant the right to receive in its place a Non-Qualified Stock Option.
          (b) Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Participants subject to the terms of the Plan and any applicable Award Agreement. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the Fair Market Value of one Share on the date of exercise (or, if the Committee shall so determine, at any time during a specified period before or after the date of exercise) over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right. Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.
          (c) Restricted Stock and Restricted Stock Units. The Committee is hereby authorized to grant Awards of Restricted Stock and Restricted Stock Units to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:
               (i) Restrictions. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate (the “Restricted Period”).
               (ii) Stock Certificates. Any Restricted Stock granted under the Plan shall be evidenced by issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock. Except as otherwise provided in this Section 6(c), no Shares of Restricted Stock received by a Participant shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restricted Period. In the case of Restricted Stock Units, no Shares shall be issued at the time such Awards are granted.
               (iii) Forfeiture; Delivery of Shares. Except as otherwise determined by the Committee, upon termination of a Participant’s employment (as determined under criteria established by the Committee) during the applicable Restricted Period, all Shares of Restricted Stock and all Restricted Stock Units held by such Participant at such time subject to restriction shall be forfeited and reacquired by the Company; provided, however, that in the cases of death, Total Disability or Retirement, or in circumstances where the Committee finds that a waiver would be in the best interest of the Company, the Committee may waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units. Any Share representing Restricted Stock that is no longer subject to restrictions shall be delivered to the holder thereof promptly after the applicable restrictions lapse or are waived. Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units evidencing the right to receive Shares, such Shares shall be issued and delivered to the holders of the Restricted Stock Units.
          (d) Performance Awards. The Committee is hereby authorized to grant Performance Awards to Participants subject to the terms of the Plan and any applicable Award Agreement. A Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock), other securities, other Awards or other property and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan and any applicable Award Agreement, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award and any other terms and conditions of any Performance Award shall be determined by the Committee.
          (e) Dividend Equivalents. The Committee is hereby authorized to grant to Participants Dividend Equivalents under which such Participants shall be entitled to receive payments (in cash, Shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of cash dividends paid by the Company to holders of Shares with respect to a number of Shares determined by the Committee. Subject to the terms of the Plan and any applicable Award Agreement, such Dividend Equivalents may have such terms and conditions as the Committee shall determine.
          (f) Other Stock-Based Awards. The Committee is hereby authorized to grant to Participants such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan; provided, however, that such grants must comply with applicable law and, in the case of executive officers and directors of the Company, Rule 16b-3. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of such Awards. Shares or other securities delivered pursuant to a purchase right granted under this Section 6(f) shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms (including without limitation, cash, Shares, promissory notes, other securities, other Awards or other property or any combination thereof), as the Committee shall determine, the value of which consideration, as established by the Committee, shall not be less than 100% of the Fair Market Value of such Shares or other securities as of the date such purchase right is granted.
          (g) General.
                    (i) No Cash Consideration for Awards. Awards shall be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.
                    (ii) Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award or any award granted under any plan of the Company or any Subsidiary other than the Plan. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any such other plan of the Company or any Subsidiary may be granted either at the same time as, or at a different time from, the grant of such other Awards or awards.
                    (iii) Forms of Payment under Awards. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or a Subsidiary upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, promissory notes, other securities, other Awards or other property or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents with respect to installment or deferred payments.

                    (iv) Cashless Exercise. Options may be exercised in whole or in part upon delivery to the Secretary of the Company of an irrevocable written notice of exercise. The date on which such notice is received by the Secretary shall be the date of exercise of the Option, provided that within three business days of the delivery of such notice the funds to pay for exercise of the Option are delivered to the Company by a broker acting on behalf of the optionee either in connection with the sale of the Shares underlying the Option or in connection with the making of a margin loan to the optionee to enable payment of the exercise price of the Option. In connection with the foregoing, the Company will provide a copy of the notice of exercise of the Option to the aforesaid broker upon receipt by the Secretary of such notice and will deliver to such broker, within three business days of the delivery of such notice to the Company, a certificate or certificates (as requested by the broker) representing the number of Shares underlying the Option that have been sold by such broker for the optionee.
                    (v) Limits on Transfer of Awards. No Award and no right under any such Award shall be transferable by a Participant otherwise than by will, the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code; provided, however, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant and receive any property distributable with respect to any Award upon the death of the Participant. Each Award or right under any Award shall be exercisable during the Participant’s lifetime only by the Participant or, if permissible under applicable law, by the Participant’s guardian or legal representative. No Award or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Subsidiary.
                    (vi) Term of Awards. Unless otherwise expressly set forth in the Plan, the term of each Award shall be for such period as may be determined by the Committee.
                    (vii) Restrictions; Securities Listing. All certificates for Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the Securities and Exchange Commission and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. If the Shares or other securities are traded on NASDAQ or a securities exchange, the Company shall not be required to deliver any Shares or other securities covered by an Award unless and until such Shares or other securities have been admitted for trading on NASDAQ or such securities exchange.
Section 7. Amendment and Termination; Adjustments.
          Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan:
          (a) Amendments to the Plan. The Board of Directors of the Company may amend, alter, suspend, discontinue or terminate the Plan; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the stockholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that, absent such approval;
                    (i) would violate the rules or regulations of NASDAQ or any securities exchange that are applicable to the Company; or
                    (ii) would cause the Company to be unable, under the Code, to grant Incentive Stock Options under the Plan.
          (b) Amendments to Awards. The Committee may waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively. The Committee may not amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, without the consent of the Participant or holder or beneficiary thereof, except as otherwise herein provided.

          (c) Correction of Defects, Omissions and Inconsistencies. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.
Section 8. Income Tax Withholding; Tax Bonuses.
          (a) Withholding. In order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal or state payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all or a portion of the federal and state taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes or (ii) delivering to the Company shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes.
          (b) Tax Bonuses. The Committee, in its discretion, shall have the authority, at the time of grant of any Award under this Plan or at any time thereafter, to approve cash bonuses to designated Participants to be paid upon their exercise or receipt of (or the lapse of restrictions relating to) Awards in order to provide funds to pay all or a portion of federal and state taxes due as a result of such exercise or receipt (or the lapse of such restrictions). The Committee shall have full authority in its discretion to determine the amount of any such tax bonus.
Section 9. General Provisions
          (a) No Rights to Awards. No Key Employee, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Key Employees, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.
          (b) Award Agreements. No Participant will have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Company.
          (c) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Subsidiary from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.
          (d) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Subsidiary, nor will it affect in any way the right of the Company or a Subsidiary to terminate such employment at any time, with or without cause. In addition, the Company or a Subsidiary may at any time dismiss a Participant from employment free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.
          (e) Assignability. No Award granted under this Plan, nor any other rights acquired by a Participant under this Plan, shall be assignable or transferable by a Participant, other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code, Title I of the Employee Retirement Income Security Act, or the rules promulgated thereunder.
          (f) Governing Law. The validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award, shall be determined in accordance with the laws of the State of Colorado.
          (g) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.
          (h) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Subsidiary and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Subsidiary pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Subsidiary.
          (i) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.
          (j) Transfers and Leaves of Absence. Solely for the purposes of the Plan: (a) a transfer of an employee Participant’s employment without an intervening period from the Company to a Subsidiary or vice versa, or from one Subsidiary to another, shall not be deemed a termination of employment, and (b) an employee Participant who is granted in writing a leave of absence shall be deemed to have remained in the employ of the Company or a Subsidiary, as the case may be, during such leave of absence.
          (k) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.
Section 10. Effective Date of the Plan.
          The Plan shall be effective as of April 16, 1999, subject to approval by the stockholders of the Company on that date within one year thereafter.
Section 11. Term of the Plan.
          Unless the Plan shall have been discontinued or terminated as provided in Section 7(a), the Plan shall terminate on April 16, 2009. No Award shall be granted after the termination of the Plan. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond the termination of the Plan, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board of Directors of the Company to amend the Plan, shall extend beyond the termination of the Plan.

Appendix B
AMENDED AND RESTATED
ECHOSTAR COMMUNICATIONS CORPORATION
2001 NONEMPLOYEE DIRECTOR STOCK OPTION PLAN
I. Purpose
          The Amended and Restated EchoStar Communications Corporation Nonemployee Director Stock Option Plan (the “Plan”) provides for the grant of Stock Options to Nonemployee Directors of EchoStar Communications Corporation (the “Company”) in order to advance the interests of the Company through the motivation, attraction and retention of its Nonemployee Directors.
II. Non-Incentive Stock Options
          The Stock Options granted under the Plan shall be nonstatutory stock options (“NSOs”) which are intended to be options that do not quality as “incentive stock options” under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).
III. Administration
     A. Committee. The Plan shall be administered by the Board of Directors of the Company (the “Board”) or by a committee of two or more directors (the “Committee”). The Committee or the Board, as the case may be, shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and any Stock Option granted thereunder, and to adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of the Code or in order to conform to any regulations or to any change in any law or regulation applicable thereto. The Board may reserve to itself any of the authority granted to the Committee as set forth herein, and it may perform and discharge all of the functions and responsibilities of the Committee at any time that a duly constituted Committee is not appointed and serving. All references in this Plan to the “Committee” shall be deemed to refer to the Board of Directors whenever the Board is discharging the powers and responsibilities of the Committee. The Committee may determine the extent to which any Stock Option under the Plan is required to comply, or not comply, with Section 409A of the Code.
     B. Actions of Committee. All actions taken and all interpretations and determinations made by the Committee in good faith (including determinations of Fair Market Value) shall be final and binding upon all Participants, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, and all members of the Committee shall, in addition to their rights as directors, be fully protected by the Company with respect to any such action, determination or interpretation.
IV. Definitions
     A. “Stock Option.” A Stock Option is the right granted under the Plan to a Nonemployee Director to purchase, at such time or times and at such price or prices (“Option Price”) as are determined pursuant to the Plan, the number of shares of Common Stock set forth in the Plan.
     B. “Common Stock.” A share of Common Stock means a share of authorized but unissued or reacquired Class A Common Stock (par value $.01 per share) of the Company.
     C. “Fair Market Value.” If the Common Stock is not traded publicly, the Fair Market Value of a share of Common Stock on any date shall be determined, in good faith, by the Board or the Committee after such consultation with outside legal, accounting and other experts as the Board or the Committee may deem advisable, and the Board or the Committee shall maintain a written record of its method of determining such value. If the Common Stock is traded publicly, the Fair Market Value of a share of Common Stock on any date shall be the average of the representative closing bid and asked prices, as quoted by the National Association of Securities Dealers through NASDAQ (its automated system for reporting quotes), for the date in question or, if the Common Stock is listed on the NASDAQ National Market System or is listed on a national stock exchange, the officially quoted closing price on NASDAQ or such exchange, as the case may be, on the date in question.

     D. “Nonemployee Director.” A Nonemployee Director is a director of the Company who is not also an employee of the Company.
     E. “Participant.” A participant is a Nonemployee Director to whom a Stock Option is granted.
V. Option Grants
     A. Number of Shares. Upon the initial election or appointment of a Nonemployee Director to the Board, the Nonemployee Director shall be granted Stock Options to purchase an amount of shares of Common Stock to be determined by the Committee (subject to adjustment pursuant to Section VI.B. hereof) effective as of the last day of the calendar quarter in which such person is elected or appointed to the Board of Directors. The Committee in its discretion shall have the ability to make further grants to Participants.
     B. Price. The purchase price per share of Common Stock for the shares to be purchased pursuant to the exercise of any Stock Option shall be 100% of the Fair Market Value of a share of Common Stock as of the last day of the calendar quarter in which the Nonemployee Director receiving the Stock Option is elected, appointed or reelected to the Board of Directors, as the case may be.
     C. Terms. Each Stock Option shall be evidence by a written agreement (“Option Agreement”) containing such terms and provisions as the Committee may determine, subject to the provisions of the Plan.
VI. Shares of Common Stock Subject to the Plan
     A. Maximum Number. The maximum aggregate number of shares of Common Stock that may be made subject to Stock Options shall be 250,000 authorized but unissued shares. If any shares of Common Stock subject to Stock Options are not purchased or otherwise paid for before such Stock Options expire, such shares may again be made subject to Stock Options.
     B. Capital Changes. In the event any changes are made to the shares of Common Stock (whether by reason or merger, consolidation, reorganization, recapitalization, stock dividend in excess of ten percent (10%) at any single time, stock split, combination of shares, exchange of shares, change in corporate structure or otherwise), appropriate adjustments shall be made in: (i) the number of shares of Common Stock theretofore made subject to Stock Options, and in the purchase price of said shares; and (ii) the aggregate number of shares which may be made subject to Stock Options. If any of the foregoing adjustments shall result in a fractional share, the fraction shall be disregarded, and the Company shall have no obligation to make any cash or other payment with respect to such a fractional share.
VII. Exercise of Stock Options
     A. Time of Exercise. Subject to the provisions of the Plan, the Committee, in its discretion, shall determine the time when a Stock Option, or a portion of a Stock Option, shall become exercisable, and the time when a Stock Option, or a portion of a Stock Option, shall expire. Such time or times shall be set forth in the Option Agreement evidencing such Stock Option. A Stock Option shall expire, to the extent not exercised, no later than five years after the date on which it was granted. The Committee may accelerate the vesting of any Participant’s Stock Option by giving written notice to the Participant. Upon receipt of such notice, the Participant and the Company shall amend the Option Agreement to reflect the new vesting schedule. The acceleration of the exercise period of a Stock Option shall not affect the expiration date of that Stock Option.
     B. Six-Month Holding Period. The shares of Common Stock issued upon the exercise of a Stock Option may not be sold or otherwise disposed of within six months after the date of the grant of the Stock Option.
     C. Exchange of Outstanding Stock. The Committee, in its sole discretion, may permit a Participant to surrender to the Company shares of Common Stock previously acquired by the Participant as part or full payment for the exercise of a Stock Option. Such surrendered shares shall be valued at their Fair Market Value on the date of exercise.
     D. Use of Promissory Note. The Committee may, in its sole discretion, impose terms and conditions, including conditions relating to the manner and timing of payments, on the exercise of Stock Options. Such terms and conditions may include, but are not limited to, permitting a Participant to deliver to the Company his promissory note as full or partial payment for the exercise of a Stock Option.
     E. Stock Restriction Agreement. The Committee may provide that shares of Common Stock issuable upon the exercise of a Stock Option shall, under certain conditions, be subject to restrictions whereby the Company has a right of first refusal with respect to such shares or a right or obligation to repurchase all or a portion of such shares, which restrictions may survive a Participant’s term as a director of the Company. The acceleration of time or times at which a Stock Option becomes exercisable may be conditioned upon the Participant’s agreement to such restrictions.
     F. Termination of Director Status Before Exercise. If a Participant’s term as a director of the Company shall terminate for any reason other than the Participant’s disability, any Stock Option then held by the Participant, to the extent then exercisable under the applicable Option Agreement(s), shall remain exercisable after the termination of his director status for a period of three months (but in no event beyond five years from the date of grant of the Stock Option). If the Participant’s director status is terminated because the Participant is disabled within the meaning of Section 22(e)(3) of the Code, any Stock Option then held by the Participant, to the extent then exercisable under the applicable Option Agreement(s), shall remain exercisable after the termination of his employment for a period of twelve months (but in no event beyond five years from the date of grant of the Stock Option). If the Stock Option is not exercised during the applicable period, it shall be deemed to have been forfeited and of no further force or effect.
     G. Disposition of Forfeited Stock Options. Any shares of Common Stock subject to Stock Options forfeited by a Participant shall not thereafter be eligible for purchase by Participant but may be made subject to Stock Options granted to other Participants.
VIII. No Effect Upon Stockholder Rights
     Nothing in this Plan shall interfere in any way with the right of the stockholders of the Company to remove the Participant from the Board pursuant to the Nevada General Corporation Law and the Company’s Certificate of Incorporation and Bylaws.
IX. No Rights as a Stockholder
     A Participant shall have no rights as a stockholder with respect to any shares of Common Stock subject to a Stock Option. Except as provided in Section VI.B., no adjustment shall be made in the number of shares of Commons Stock issued to a Participant, or in any other rights of the Participant upon exercise of a Stock Option by reason of any dividend, distribution or other right granted to stockholders for which the record date is prior to the date of exercise of the Participant’s Stock Option.
X. Assignability
     No Stock Option granted under this Plan, nor any other rights acquired by a Participant under this Plan, shall be assignable or transferable by a Participant, other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code, Title I of the Employee Retirement Income Security Act (“ERISA”), or the rules thereunder. In the event of the Participant’s death, the Stock Option may be exercised by the Personal Representative of the Participant’s estate or, if no Personal Representative has been appointed, by the successor or successors in interest determined under the Participant’s will or under the applicable laws of descent and distribution.
XI. Merger or Liquidation of the Company
     If the Company or its stockholders enter into an agreement to dispose of all, or substantially all, of the assets or outstanding capital stock of the Company by means of a sale or liquidation, or a merger or reorganization in which the Company is not the surviving corporation, all Stock Options outstanding under the Plan as of the day before the consummation of such sale, liquidation, merger or reorganization, to the extent not exercised, shall for all purposes under this Plan become exercisable in full as of such date even though the dates of exercise established pursuant to Section VII.A. have not yet occurred, unless the Board shall have prescribed other terms and conditions to the exercise of the Stock Options, or otherwise modified the Stock Options.

XII. Amendment
     The Board may, from time to time, alter, amend, suspend or discontinue the Plan, including where applicable, any modifications or amendments as it shall deem advisable in order to conform to any regulation or to any change in any law or regulation applicable thereto; provided, however, that no such action shall adversely affect the rights and obligations with respect to Stock Options at any time outstanding under the Plan; and provided further that no such action shall, without the approval for the stockholders of the Company, (i) materially increase the maximum number of shares of Common Stock that may be made subject to Stock Options (unless necessary to effect the adjustments required by Section VI.B.), or (ii) materially modify the requirements as to eligibility for participation in the Plan. Subject to the foregoing, the provisions of Article V of the Plan which set forth the number of shares of Common Stock for which Stock Options shall be granted, the timing of Stock Option grants and the Stock Option exercise price shall not be amended more than once every six (6) months other than to comport with changes in the Code, ERISA, or the rules thereunder.
XIII. Registration of Optioned Shares
     The Stock Options shall not be exercisable unless the purchase of such optioned shares is pursuant to an applicable effective registration statement under the Securities Act of 1933, as amended (the “Act”), or unless, in the opinion of counsel to the Company, the proposed purchase of such optioned shares would be exempt from the registration requirements of the Act and from the registration or qualification requirements of applicable state securities laws.
XIV. Brokerage Arrangements
     The Committee, in its discretion, may enter into arrangements with one or more banks, brokers or other financial institutions to facilitate the disposition of share secured upon exercise of Stock Options including, without limitation, arrangements for the simultaneous exercise of Stock Options and sale of the shares acquired upon such exercise.
XV. Nonexclusivity of the Plan
     Neither the adoption of the Plan by the Board nor the submission of the Plan to stockholders of the Company for approval shall be construed as creating any limitations on the power of authority of the Board to adopt such other or additional compensation arrangements of whatever nature as the Board may deem necessary or desirable or preclude or limit the continuation of any other plan, practice or arrangement for the payment of compensation or fringe benefits to Nonemployee Directors, which the Company now has lawfully put into effect.
XVI. Effective Date
     This Plan was adopted by the Board of Directors and became effective on June 12, 2001.

EchoStar Communications Corporation
9601 S. Meridian Blvd.
Englewood, Colorado 80112

ADMISSION TICKET
EchoStar Communications Corporation
Annual Meeting of Shareholders
October 6, 2005
10:00 a.m., MDT
Corporate Headquarters
9601 S. Meridian Blvd.
Englewood, Colorado 80112
PLEASE BRING THIS ADMISSION TICKET
TO THE MEETING WITH YOU.
THE BOTTOM PORTION OF THIS FORM IS THE PROXY CARD. Each proposal is fully explained in the enclosed Notice of Annual Meeting of Shareholders and Proxy Statement. To vote your proxy, please MARK by placing an “X” in the appropriate box, SIGN and DATE the proxy. Then please DETACH and RETURN the completed proxy promptly in the enclosed envelope. You may also vote your proxy by telephone or internet by following the instructions in the proxy card.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
     The undersigned hereby appoints Charles W. Ergen and David K. Moskowitz, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated below, all Class A Shares and Class B Shares of EchoStar Communications Corporation held of record by the undersigned on August 8, 2005, at the Annual Meeting of Shareholders to be held on October 6, 2005, or any adjournment thereof.
     1. ELECTION OF NINE DIRECTORS.

☐	FOR all nominees listed below (except as marked to the contrary)

☐	WITHHOLD AUTHORITY to vote for all the nominees listed below

James DeFranco	Michael T. Dugan	Cantey Ergen	Charles W. Ergen	Steven R. Goodbarn

David K. Moskowitz	Tom A. Ortolf	C. Michael Schroeder	Carl E. Vogel

(INSTRUCTION: To withhold authority to vote for an individual nominee, cross out that nominee’s name above.)
     2. TO RATIFY THE APPOINTMENT OF KPMG LLP AS INDEPENDENT AUDITORS.

☐	FOR	☐	AGAINST	☐	ABSTAIN
     3. TO AMEND AND RESTATE THE 1999 STOCK INCENTIVE PLAN

☐	FOR	☐	AGAINST	☐	ABSTAIN
     4. TO AMEND AND RESTATE THE 2001 NONEMPLOYEE DIRECTOR STOCK OPTION PLAN

☐	FOR	☐	AGAINST	☐	ABSTAIN
     5. THE SHAREHOLDER PROPOSAL TO AMEND THE CORPORATION’S EQUAL OPPORTUNITY POLICY

☐	FOR	☐	AGAINST	☐	ABSTAIN
6.	TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF.

☐	FOR	☐	AGAINST	☐	ABSTAIN
     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE THIS PROXY WILL BE VOTED FOR (1) THE ELECTION OF EACH OF THE NINE (9) DIRECTORS SET FORTH ABOVE (2) THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS INDEPENDENT AUDITORS (3) THE AMENDMENT AND RESTATEMENT OF THE 1999 STOCK INCENTIVE PLAN AND (4) THE AMENDMENT AND RESTATEMENT THE 2001 NONEMPLOYEE DIRECTOR STOCK OPTION PLAN AND AGAINST THE SHAREHOLDER PROPOSAL TO AMEND THE COMPANY’S EQUAL OPPORTUNITY POLICY. THIS PROXY CONFERS DISCRETIONARY AUTHORITY WITH RESPECT TO PROPOSALS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.
     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement furnished herewith.

Dated:		, 2005

Signature

Signature if held jointly

Signatures should agree with the name(s) stenciled hereon. Executors, administrators, trustees, guardians and attorneys should indicate when signing. Attorneys should submit powers of attorney.
     PLEASE SIGN AND RETURN THIS PROXY IN THE ENCLOSED PRE-ADDRESSED ENVELOPE. THE TENDER OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING OR TO SUBMIT A LATER DATED REVOCATION OR AMENDMENT TO THIS PROXY ON ANY OF THE ISSUES SET FORTH ABOVE.